A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.239

December 13, 2010

Mr. Jeff Cerefice
DTG Operations, Inc. (“DTG”)
5330 E. 31st Street
Tulsa, OK  74135

Dear Mr. Cerefice:

This letter will confirm the agreement (“Agreement”) reached between DTG Operations, Inc. (“DTG”) and General Motors LLC (“GM”) regarding DTG’s purchase or lease of 2011 model GM vehicles.  The details of this Agreement are as follows:

1.
DTG will purchase or lease from GM dealers of their choice a minimum quantity of 2011 model GM vehicles under the terms and conditions of GM’s 2011 Model Year National Fleet Risk Purchase Program (refer Attachment 5).  The agreed mix of units is detailed in Attachment 6.

2.	In exchange for this Agreement to purchase the number of units and in a mix satisfactory to GM, as described in Attachment 6, GM and DTG agree to the following:

a.
GM will provide a per unit base incentive to DTG which is detailed in Attachment 6 and outlined under the terms and conditions of GM’s 2011 Model Year National Fleet Risk Purchase Program.  These incentives are in lieu of other retail and fleet incentives. Payment of these amounts will be made upon submission of such vehicles in accordance with Paragraph 4.

b.	Vehicles purchased under the 2011 Model Year National Fleet Risk Purchase Program by DTG must be ordered with VX7 and C1W under GM FAN 804887.

3.
GM agrees to offer DTG a 2011 Model Year volume bonus payment for all 2011 Model Year units purchased under this agreement.  GM will pay DTG the model year bonus amount detailed in Attachment 6.  A minimum of *** 2011 Model Year units must be entered into VOMS no later than April 15, 2011 to qualify.  This bonus is payable on *** per the terms set forth in Paragraph 4 with the exception of a monthly RIMS transmission requirement.

4.
GM will pay to DTG the per unit incentive described in Attachment 6 on the fourth Thursday of the month following delivery of the unit provided GM is in receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) for that unit by the second Friday of the month.  An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month.  If the fourth Thursday is a banking holiday, funds will be received the next banking day.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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This electronic media transmission must include VIN numbers on the portion of the minimum quantity agreed to in Attachment 6, delivered in the preceding month, and not covered in previous payments.  Application for this incentive must be made no later than December 31, 2011.  A complete schedule of due dates and payment dates is detailed in Attachment 10.

Payments of the per unit amount due to DTG are based upon achieving the agreed to purchase volume requirements referenced in Attachment 6.   Actual approved volumes and contractual stated volumes can vary based on the timing of contractual updates.  Any payments received prior to attaining the indicated volume will be returnable to GM at the close of the model year should the volume not be attained by DTG.  Any pro rata monthly payment processed in error on volume not approved by GM can be charged back through open account the following month at GM discretion.

Volume and mix requirements may only be modified by mutual agreement between the parties.  Approved changes will be reflected on a quarterly basis and a revised Attachment 6 will be updated and signed by both parties.

5.
Any delay or failure of either party to perform its obligations under this Agreement will be excused if, and to the extent that, it is caused by an event or occurrence beyond the reasonable control of the party and without its fault or negligence, such as, by way of example and not by way of limitation, acts of God, actions by any governmental authority (whether valid or invalid), fires, floods, windstorms, explosions, riots, natural disasters, wars, sabotage, labor problems (including lockouts, strikes and slow-downs), inability to obtain power,  or court injunction or order; provided that written notice of such delay (including the anticipated duration of the delay) will be given by the affected party to the other party within 10 days of the event or occurrence. Upon such notice the Parties shall begin discussions to address mitigation of the event or occurrence.

Any product substitutions require mutual agreement of the parties.  Any such product substitution shall not reduce the volume of units purchased by DTG or change the amount of the payment.

In the event DTG chooses to cancel any order placed through its respective dealers, at event code 3000, GM has the right to assess a fee of *** per vehicle to be paid to GM within10 business days of demand.  If vehicle is cancelled because GM cannot build and ship this vehicle within 30 days of original production request, it can be cancelled without any imposition of fees.

6.
DTG agrees to retain any documents or records relevant to vehicles purchased under this Agreement or any GM program and/or claims submitted for payment under this Agreement or any other GM program for two years after the close of the program.  DTG agrees to permit any designated representative of GM to examine, audit and take copies of any accounts and records DTG is to maintain under this Agreement.  DTG agrees to make such accounts and records readily available at its facilities during regular business hours.  GM agrees to furnish DTG with a list of any reproduced records.

7.	Selected General Motors vehicles are equipped with OnStar. For details regarding notification of OnStar equipment and services, please refer Attachment 8.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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8.	***

This agreement is confidential and proprietary to GM and is intended for the sole use by GM and DTG.  Failure to maintain confidentiality of the terms of this agreement may result in loss of Fleet Authorization privileges with regard to future purchases.

This letter represents the sole agreement, regarding the subjects herein, between DTG and GM and can be modified only in a writing executed by an authorized representative of each of the parties.

This agreement shall in all respects be interpreted, enforced and governed under the laws of the state of Michigan, without regard to the conflicts of law and principles thereof.

On behalf of General Motors LLC, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return a copy of this letter acknowledging your agreement to the above.

Very truly yours,

(s)
______________________________                                                                                     Date: ____12/16/10________________
Brian Small
General Motors General Manager
Fleet and Commercial Operations/NAICP

(s)
______________________________                                                                                     Date:_____12/17/10_______________
Don Johnson
General Motors Vice President
U.S. Sales Operations

(s)
______________________________                                                                                     Date:____12/16/10________________
Ed Toporzycki
General Motors Executive Finance Director
U.S. Sales Operations

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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(s)
______________________________                                                                                     Date:____1/3/11________________
Jeffrey A. Cerefice, Vice President
DTG Operations, Inc. (“DTG”)

Attachments Key

Attachment 1                                           N/A

Attachment 2                                           N/A

Attachment 3                                           N/A

Attachment 4                                           N/A

Attachment 5                                           2011 MY Risk VX7 – National Fleet Risk Purchase Program Guidelines

Attachment 6                                           VX7 Program Volume and Incentives

Attachment 7                                           N/A

Attachment 8                                           OnStar

Attachment 9                                           N/A

Attachment 10                                         Calendar of Matrix Submission and Payment Dates

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Attachment 5

GENERAL MOTORS
2011MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:

2011 Model Year National Fleet Risk Purchase Program for Daily Rental Operators
Program Code: VX7
Program No. 05-11VX7-1

2.	PROGRAM DESCRIPTION:

This program makes available to General Motor’s dealers and qualified long-term daily rental fleet customers, allowances on select 2011 Model Year General Motors vehicles sold and delivered to qualified long-term daily rental customers/users.

A qualified long-term daily rental fleet customer/user is defined as any company that purchases and registers or leases five (5) or more new cars and/or trucks for use in its operations during the current or preceding model or calendar year or preceding twelve (12) month period or that owns or leases fifteen (15) or more cars and/or trucks for use in its operations.

A qualified long-term daily rental fleet customer/user must have a General Motors Fleet Account Number (GM FAN) to be eligible for any General Motors fleet incentive.

The qualified long-term daily rental fleet user must be the customer who purchases the vehicle directly from the General Motors dealer and who meets the 7 month in-service requirement.

This program contains the following attachments:

Attachment 5A:	Required Minimum Equipment Levels

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:

Program Start Date:	Opening of 2011 model year ordering system
Program End Date:	When Dealers are notified that 2011 Model Year fleet orders are no longer being accepted by General Motors
In-service Period:	Minimum seven (7) months. If, however, a vehicle has been damaged beyond repair, i.e., fire, frame, or water damage, etc., and documentation is available to support the condition, this provision will be waived.

4.	ELIGIBLE MODELS/ALLOWANCES /REQUIRED OPTIONS/ORDER CRITERIA/OTHER REQUIREMENTS/CHARGEBACK CRITERIA:

Eligible Models/Allowances:

2 of 6
Attachment 5

Units ordered with option VX7 received order date price protection (PRP) and an invoice credit of $ per unit listed below.

$ Per unit – All GM Models - $0.00

Any GM model not specifically noted above is not eligible for this incentive (VX7).

Required Options/Order Criteria:

Vehicle purchased under the 2011 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and appropriate customer identifier as stated in the contractual agreement and will not be eligible for retail sale incentives.

Option - VX7
Order Type – FDR (Fleet Daily Rental)

Vehicles ordered under the VX7 program are not eligible for the retail alternative program. VX7 program incentive amounts are available exclusively to the ultimate daily rental fleet customer.

Eligible vehicles under the VX7 program are required to comply with minimum factory installed equipment levels specified (see “2011 MY VX7 Minimum Equipment File” – Attachment 5A).

Units delivered to your drop ship sites should have your assigned UPC processing code (Customer Code) on the window label and delivery receipts should be checked to verify proper ownership of the vehicle.  GM Customer Support should be contacted immediately regarding units delivered to the wrong drop ship site to determine the appropriate course of action.  Units that were incorrectly delivered must not be placed into rental service.  GM reserves the right to deny incentives on units in rental service that have been incorrectly delivered, accepted, or titled.

Other Requirements/Chargeback Criteria:

All moneys paid that do not meet the program requirements will be charged back.  General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back.

5.	METHOD OF APPLICATION/FINAL DATE FOR SUBMISSION OF APPLICATION & RESOLUTION OF REJECTS:

Method of Application: Order Option VX7
Final Date for Submission of Application/Resolution of Rejects: December 31, 2011

6.	INCENTIVE CODE/METHOD OF PAYMENT:

Incentive Code: VX7
Method of Payment: Submission for Payment – No Invoice Credit

3 of 6
Attachment 5

7.	DELIVERY REPORTING/COMPATIBLE INCENTIVE & ALLOWANCE PROGRAMS FOR FLEET CUSTOMERS (GM FAN HOLDERS):

Delivery Reporting:

Vehicles delivered to fleet customers must be reported with one of the following delivery types under this program.  All deliveries to customers with a valid GM fleet account number must be reported as fleet deliveries, regardless of order type.

Del Type Description – Fleet Sales
Type – 020 Daily Rental

Compatible Incentive & Allowance Programs:

Vehicles delivered to fleet customers with the above delivery type may be eligible for the following other incentive programs.  Because not all the programs listed below may be combined with each other, consult the guidelines of each program in question.  Programs not listed below would not be compatible unless the specific guidelines indicate otherwise.

FLEET CUSTOMERS (GM FAN HOLDERS)		YES/NO

GENERAL
GM MOBILITY	(MOB/MOC/R8L)	N
SALESPERSON / SALES MGR. INCENTIVES		N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS		N
GM BUSINESS CARD	(UDB)	N
CONSUMER CASH		N
DEALER CASH		N
BONUS CASH		N
OPTION PACKAGE DISCOUNTS		N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7)	N
PRICE PROTECTION/NET INVOICE	(PRP)	Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3)	Y
INTRANSIT INTEREST CREDIT	(C4C)	Y

RENTAL
REPURCHASE	(VN9)	N
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9)	N
RISK	(VX7)	X
GM DEALER RENT-A-CAR	(FKR/FKL)	N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS)	N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP)	N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE)	N
SMALL FLEET APR ALTERNATIVE	(XMC)	N
GM'S BUSINESS CUSTOMERS CHOICE		N
TRUCK STOCKING	(TSI)	N

4 of 6
Attachment 5

MOTOR HOME INCENTIVE	(R7Y)	N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H)	N
RECREATIONAL VEHICLE INCENTIVE	(R6J)	N
DEMO - LIGHT DUTY DEALER	(DEM/DEE)	N
DEMO - LIGHT DUTY SVM	(DES)	N
SIERRA FLEET PEG	(R7F/FLS)	N
FLEET PREFERRED EQUIPMENT GROUPS		N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP)	N

8.	DELIVERY REPORTING/COMPATIBLE INCENTIVE & ALLOWANCE PROGRAMS FOR NON-FLEET CUSTOMERS (NON-GM FAN HOLDERS):

Not Applicable – Customer must be a GM FAN holder and use a fleet order type.

9.	OTHER PROGRAM GUIDELINES:

A.	Delivery data is not required to receive the invoice credit but deliveries should be reported as soon as the delivery is made.

B.	Deliveries through secondary dealer codes are eligible.

C.	Customer rebate amount must be spelled out on Buyer’s order, and customer incentive acknowledgement and/or assignment form is not required.

D.
General Motors upfitted vehicles (except RV’s) are eligible provided the vehicle was purchased directly from GM or from another dealer in the United States and proved title to the vehicle was retained by the franchised dealer through the point of sale and delivery to the ultimate fleet customer.  Recreational vehicles are excluded.

E.	This incentive program is available exclusively to the ultimate daily rental fleet customer.

F.
A qualified fleet customer/user is defined as any company that purchases and registers or leases five (5) or more new cars and/preceding model or calendar year or preceding twelve (12) month period or that owns or leases fifteen (15) or more cars and/or trucks.

G.	The qualified daily rental fleet user must always be the customer who purchases the vehicle directly from the General Motors dealer and who meets the in-service requirement.

H.	Canceled fleet orders must be credited and rebilled as retail stock. You should contact your regional office.

I.
The qualified daily rental fleet customer hereby agrees that the vehicles supplied by GM under this agreement are subject to the export control laws and regulations of the United Sates (U.S.) and shall comply with such laws and regulations.

J.
Optional equipment and, in special circumstances, certain standard equipment can be added to and deleted from GM vehicles during the ordering and manufacturing process by retail, fleet and rental customers.  It is the rental account's responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee in a clear and unambiguous writing when disposing of a vehicle.  Rental accounts that use third party build specifications to promote the sale of their unit should be especially careful to ensure the accuracy of that data.  The rental company shall be responsible for, and shall hold GM harmless, from any claim related to incorrect or incomplete descriptions of vehicle content by third party buyers or transferees.

5 of 6
Attachment 5

K.	This is the General Motors guideline regarding the definition of a "rental" vehicle:

"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing and not rental and will make the vehicle ineligible for incentives.  Any exceptions to this rule must be pre-approved by GM before a unit enters rental service.

In the event a vehicle enrolled in the National Fleet Risk Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for incentives.  If necessary, General Motors will audit the rental company to ensure compliance with this guideline.

10.	GENERAL POLICY GUIDELINES:

A.
All General Motors general guidelines and definition of terms relative to incentive programs that were supplied to your dealership apply to this program.  Refer to GM dealer sales allowance and incentive manual.

B.
General Motors reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment.  Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with General Motors.

C.
General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines.  All moneys improperly paid will be charged back to the dealer.

D.
Dealers must retain records to substantiate their claim to an incentive or allowance.  All applications which indicate assignment by the customer to the dealer of a customer incentive must be supported by appropriate documentation retained in the deal file.  If dealer records do not support the claim, the dealer will be charged the amount of allowance or incentive paid.

E.
Any disputes between the customer and the dealer arising from misunderstandings or ambiguities regarding this program which cannot be resolved by referring to appropriate customer incentive acknowledgment and/or assignment form (sample copy displayed in GM dealer sales allowance and incentive manual), will result in the dealer incurring a debit if the payment has already been credited.

6 of 6
Attachment 5

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE FLEET ACTION CENTER AT 1-800-FLEET OP OR THE RETAIL SALES GROUP.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment 6

2011MY DTAG - VX7 Program Volume and Incentives
CONTRACTUAL VOLUME											11/22/2010
Model	11MY Model Tag	11 MY Trim Level	Volume 2010CY Q4	Volume 2011CY	Trim Level (%)	Total Volume	Base Incentive	Upper Trim Bonus	MY Bonus	Total Incentive	Total Ext Incentive
			See Note	See Note			See Note	See Note	See Note
Aveo	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***

Malibu	***	***	***	***	***	***	***		***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***

Traverse	***	***	***	***	***	***	***	***	***	***	***
(Pricing Released)	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***	***	***	***

			***	***	***	***				***	***

Total/Average			***	***		***				***	***

NOTES:
***
***
***
***
***
***

Production Timing

			***	***	***	***	***		***	***
GM
		Aveo ***	***	***	***	***	***		***	***	***
		Malibu ***	***	***	***	***	***		***	***	***
		Traverse ***	***	***	***	***	***		***	***	***
		***	***	***	***	***	***		***	***	***

(s)Jeffrey Cerefice			1/3/2011			(s) B Small				12/16/2010
DTG Acknowledged and Agreed			Date			General Motors Approved				Date

Attachment 8

EQUIPMENT & SERVICE NOTIFICATION

Equipment & Service Notification

All new vehicles, except Cadillac, that include OnStar, and are ordered using a daily rental order-type, will be eligible for six months of OnStar Service commencing with the reported new vehicles delivery date.  All Cadillac models will continue to be eligible for one year of service.  For daily rental applications, an OnStar blue button press may be handled by a recorded message or a live advisor.  Specific processes for managing services like remote door unlocks, stolen vehicle assistance and assuring rental privacy are either already in place with the rental company or will be established upon request.  OnStar equipped vehicles may have stolen Vehicle Slowdown capability that enables OnStar to slow down a stolen vehicle remotely to assist authorities in its recovery.  OnStar equipped vehicles may also have “Remote Ignition Block” capability that enables OnStar to inhibit the ability to start the vehicle.

Daily rental accounts agree to include the following or other approved language in the rental contract to describe OnStar services that may be available”

"If my rental vehicle has active OnStar equipment, I authorize the provision of OnStar services, acknowledge the OnStar system limitations, and agree to the release of vehicle information as required by law.  Further details are available at OnStar.com or by contacting OnStar."

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

December 16, 2010

Mr. Jeff Cerefice
DTG Operations, Inc. (“DTG”)
5330 E. 31st Street
Tulsa, OK  74135

Subject:  Amendment 1

Dear Mr. Cerefice:

This letter amends the agreement dated December 13, 2010 (“Agreement”) reached between DTG Operations, Inc. (“DTG”) and General Motors, LLC (“GM”) regarding DTG’s purchase or lease of 2011 MY GM vehicles under the 2011 MY National Fleet Risk Purchase Program.  Terms defined in the Agreement shall have the same meanings in this letter amendment and conditions contained in the Agreement shall apply unless stated otherwise.

1.
DTG will purchase or lease from GM dealers of their choice a minimum quantity of 2011 Model Year GM vehicles under the terms and conditions of GM’s 2011 Model Year Daily Rental Purchase Program--Short Term YT9 (refer to Attachment 3).  DTG agrees to purchase an additional *** units under the program.

a.	The depreciation rate is detailed in Attachment 3A.

b.
All vehicle minimum equipment requirements must be met by carline per the terms of the Minimum Equipment Guidelines (refer to Attachment 3B).  The parties agree that if Purchaser does not satisfy the minimum equipment requirements, the parties shall meet in a good faith attempt to negotiate an appropriate adjustment to payments to compensate for those vehicles that were not ordered to meet the minimum requirements.

c.	All vehicle minimum equipment requirements will be met on a monthly basis.

d.	Units are to be ordered for production as follows:

i.	*** units for *** production

ii.	*** units for *** production

2.	***

1

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Except as amended by this letter, all other terms and conditions of the Agreement apply and remain in effect.  Please return a copy of this letter acknowledging your agreement to the above.

Very truly yours,

By:____(s)______________________                                                                                     Date:_______2/23/11____________________
Brian Small
General Motors General Manager
Fleet and Commercial Operations/NAICP

By:_____(s)_____________________                                                                                     Date:_______2/23/11____________________
Ed Toporzycki
General Motors Executive Finance Director
U.S. Sales Operations

_____(s)______________________                                                                Date:____2/24/11______________________
Jeffrey A. Cerefice, Vice President
DTG Operations, Inc. (“DTG”)

Attachments Key

Attachment 1	Not applicable.

Attachment 2A	Not applicable.

Attachment 2B	Not applicable.

Attachment 3	2011 MY Short Term YT9 – Daily Rental Purchase Program Guidelines

Attachment 3A	YT9 Parameters & Rates

Attachment 3B	Minimum Equipment Guidelines

Attachment 3C	GM 2010 CY Daily Rental Guaranteed Residual Program Turn-In Standards And Procedures

2

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

Table of Contents                                                                                                                  Page

I.	General Condition Standards ……………………………………………….……...……..... 2
A.	Vehicle Return Requirements ……………………………………………………. 3
B.	Title, Registration, Tax, VIN Plate ……………………………………………….. 3
C.	Vehicle Damage and Disclosure…………….…………………………………….. 3
D.	Damage Allowance, Existing Damage, Previous Repairs …………………….. 4
E.	Vehicle Maintenance ………………………………………………………………. 5
II.	Normal Wear and Tear ………………………………………………………………............ 5
A.	Glossary ……………………………………………………………… 5
B.	Sheet Metal and Paint …………………………………………………................... 5
C.	Convertible Tops ……………………………………………………………………. 6
D.	Front and Rear Bumpers ………………………………………………………….. 7
E.	Tires ……………………………………………………………………………......... 9
F.	Wheels, Covers and Aluminum Wheels ……………………………………........ 10
G.	Vehicle Lighting ……………………………………………………………….. 11
H.	Interior Soft Trim and Carpets ………………………………………………….. 11
I.	Carpet Retainers / Sill Plates …………………………………………………… 11
J.	Vehicle Glass ………………………………………………………………………..11
III.	Original Equipment, Aftermarket Equipment and Accessories ………………………….. 12
IV.	Missing Equipment Program (MET) …………………………………………….…………... 12
V.	Vehicle Integrity ………………………………………………………………………............ 13
VI.	Litigation Liability ……………………………………………………………………………. .. 14
VII.	General Turn-In Procedures ………………………………………………………………… 14
A.	Forecast …………………………………………………………………………….. 14
B.	Delivery …………………………………………………………………..................14
C.	Inspection ………………………………………………………………………… 14
D.	Reviews …………………………………………………………………………….. 15
E.	Acceptance …………………………………………………………………………. 15
F.	Payments ……………………………………………………………….................. 15
G.	Rejects ……………………………………………………………………………… 16
H.	Other ……………………………………………………………………................. 16
VIII.	Permanently Rejected Vehicles ……………………………………………………………. 17
IX.	Miscellaneous Items …………………………………………………………………………. 17
A.	General Return Facility Guideline ……………………………………………… 17
B.	Holidays …………………………………………………………………………… 17
C.	Contact Information …………………………………………………….................18
X.	Exhibits
A.	Vehicle Categories…………………………………………………………………... 19
B.	PDR Process and Limitations ……………………............................................ 20
C.	MET Program Price List/ Misc. MET Item ……………………………………… 21
D.	Mid – Rail and Engine Cradle Damage Definitions..…………………………... 24
E.	GM Authorized Return Locations ……………………...................................... 25
F.	GM Approved 2010 Replacement Tire Tables ……………………………… 29
G.	MET Tire Program ………………………………..………………………………. 30
H.	GM Windshield Glass Manufacturers …………..……………………………… 31
I.	Title Shipping and Handling Procedure …………………………………………. 32
J.	Aluminum Wheel Repair ……………………………………….…………………. 33

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

The interpretation of these Guidelines is solely the discretion of General Motors LLC (or”(GM”).

I.	GENERAL CONDITION STANDARDS

A.	Vehicle Return Requirements

1.	Vehicle must be returned washed and vacuumed. Vehicles with dirty interiors including newspapers, cups and other trash will be charged a $35 Dirty Interior MET Fee.
a.
The dirty interior charge will be used when the interior of the vehicle is littered with trash.  Excessive trash in the vehicle such as cups, bottles, newspapers, food bags, roadmaps, etc., that would hinder interior inspection would generate a $35.00 dirty interior MET charge.

b.	One of the following items will be allowed at no charge, 1) gum wrapper 2) plastic bottle / bottle cap 3) straw or straw wrapper.
c.	General Motors’ expectation of a vehicle’s condition, when returned by the rental company, is that it will be in the same condition as it is when provided to a rental customer.
2.	Vehicles with an exterior that is too dirty to inspect will be gate released to the rental account for washing. When the vehicle is returned and inspected a $75.00 re-inspection fee will be charged.
3.	Vehicles must have a minimum ¼ tank of gasoline with the exception of Hawaii vehicles, which cannot exceed a ¼ tank of gasoline.
4.
Emission labels are required to be in place and legible on all vehicles returned to General Motors.  Vehicles without an emission label will be Currently Ineligible and gate released to the rental account.  A $75.00 re-inspection fee will be charged when the vehicle is corrected and returned.

5.	Vehicles must have two (2) sets of keys, all owner manuals, floor mats, and programmed keyless remotes/key fobs and all other remotes, included as original equipment.
6.
General Motors vehicles store the vehicle mileage in one of two locations, either the vehicle’s Instrument Cluster or the Body Control Module, BCM.  Vehicles with the mileage stored in the BCM can be restored using the Tech 2 scan tool and a code supplied by GM Techline, refer to the appropriate GM Shop Manual for complete instructions.  Rental accounts with General Motors Warranty In-shop facilities may be able to restore the mileage after a BCM replacement with the proper training and tools.  For vehicles with the mileage stored in the Instrument Cluster, the mileage will be restored by the AC Delco Service Center prior to returning the cluster to the customer.  Vehicle mileage restoration MUST be done at the time of the repair as the stored information must be recovered and transferred to the new / replacement part.  If any of the above repairs cannot be properly completed by the rental account’s service department, the vehicle must be taken to the appropriate GM dealer for repairs.  Vehicles with 0 mileage or a mileage statement will no longer be accepted for return to General Motors.

7.	A vehicle must comply with all aspects of the applicable program parameters or it is not eligible for return.
8.	Each vehicle shall be in sound mechanical and electrical operating condition. Repair of these items must be made prior to turn-in or the vehicle will be rejected.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

9.
All warranty and campaign claims should be completed prior to returning the vehicle to General Motors.  Failure to complete warranty and/or campaign claims may render the vehicle Currently Ineligible.  A $75.00 re-inspection fee will be charged when the vehicle is returned.  Repair of existing body damage is not required for vehicles released for warranty, mechanical or campaign repairs.

10.
Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with the approved OEM replacement and must meet GM standards prior to turn-in.

B.	Title, Registration, Tax, VIN Plate

1.	A vehicle submitted with a COV (Certificate of Origin for a Vehicle) or a branded title, is not eligible for return.
2.
All vehicles must have a valid and current registration, at the time of acceptance.  State and local taxes must be paid prior to turn-back. The Daily Rental Company must comply with State regulations pertaining to proof of payment for State and local taxes.

3.
Titles for all turn-in vehicles for the Daily Rental Companies must be received by the SGS Title Center within three (3) business days of vehicle turn-in to the address shown below.  The vehicle turn-in date is considered the first day.  See Exhibit I for detailed title shipping instructions.

SGS Title Center
9805-C North Cross Center Court
Huntersville, NC 28078
Phone:   704-997-1082
FAX:       704-997-1090

4.
The Daily Rental Company must remove each vehicle at an auction or turn-in site if the title for such vehicle is not received within 30 days of the turn-in date.  The vehicle will be Currently Ineligible and will be assessed a re-inspection fee if / when it is returned.

5.
The vehicle’s Vehicle Identification Number Plate (VIN) must be completely readable and properly attached to the dash panel.  Any obstruction causing a portion of the plate to be covered is not acceptable.

6.	The plate must be flush and secure with the rivets intact and tight.
7.	The plate cannot be bent, cracked or torn and the rivets cannot be damaged in any manner.
8.	Bent or loose VIN plates cannot be repaired or replaced. General Motors cannot replace a VIN plate or the rivets used to attach it to the dash panel.
9.	VIN plates not meeting these criteria will render the vehicle Permanently Ineligible for this Program.

C.	Vehicle Damage and Disclosure Requirements

1.
The GM Disclosure Policy mandates that all prior damage and repairs must be electronically disclosed prior to turn back, excluding warranty repairs performed by the Daily Rental Company or a GM Dealer.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

2.
The electronic disclosure must be checked in the appropriate box (Yes or No), confirming     or denying previous damage.  Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle.

3.	Collision damage must be disclosed and be supported by repair orders, if requested by the inspection provider on behalf of General Motors.
4.	Repair orders must accurately reflect all work performed and include all associated repair costs.
5.	The inspection provider, on General Motors behalf, will request a Repair Order when:
a.	Previous repaired damage noted during the inspection does not agree with the disclosure.
b.	The dollar amount disclosed appears too high or low based on the visual inspection.
c.	The disclosed damage areas and the disclosed repair amount appear significantly out of line.
d.	There should be no other arbitrary rule or guideline, such as any damage over $XXX amount or with damage to X number of body panels used as a basis for requesting R.O.’s.
6.
Requested repair orders must be received by the inspection provider within two business days of the request for the rental account to maintain their original turn in date.  Requested repair orders not received by the inspection provider within seven (7) business days will cause the vehicle to be deemed Currently Ineligible and must be gate released and removed from the yard until the repair order is available.  A $75.00 re-inspection fee will be charged when the vehicle is returned with the requested repair order.

D.	Damage Allowance, Existing Damage and Previous Repairs

1.	GM will absorb the cost of repairs on those vehicles returned with $400 or less existing damage.
2.	GM will charge the Daily Rental Company for current damage in excess of the $400 damage allowance plus a service fee. The service fee will be applied as follows:

AMOUNT IN EXCESS OF $400	SERVICE FEE
$0 TO $99.99	EQUAL TO AMOUNT OVER $400
$100.00 TO $1,099.99	$100
$1,100.00 TO $1,599.99	$200

3.	Vehicles with existing damage exceeding $2,000 are not currently eligible for return.
4.
Prior repairs cannot exceed $2,250 for Category 1 vehicles, $2,750 for Category 2 vehicles, $3,250 for Category 3 vehicles and $4,250 for Category 4 vehicles.  These amounts exclude costs related to vehicle glass, tires, wheels, wheel covers, Supplemental Inflatable Restraint (SIR) system components, “Loss of use” and towing charges. Vehicles exceeding these maximums are not eligible for turn-in.  See Exhibit A - Vehicle Categories / Prior Repair Limits.

5.
Vehicles with "Poor Prior Repairs" of $700 or less, GM will accept the vehicle and charge the estimated repair cost to the Daily Rental Company under the MET program.  Vehicles with “Poor Prior Repairs” exceeding $700 will be considered “Currently ineligible” and released to the Daily Rental Company.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

6.
If a vehicle is identified as “currently ineligible” as a result of a mechanical, warranty / campaign, unacceptable glass or mis-matched tires, etc. GM will allow the unit to be gate released, repaired for these reasons only, and returned for acceptance consideration. If the returned vehicle has had partial repairs on any chargeable damage identified when it was originally inspected, the entire vehicle must be repaired to no more than $100 in chargeable current damage. A $75 Re-inspection Fee will apply.

7.	Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (MET, refer to Section IV).

A.	Vehicle Maintenance

1.
Vehicles must be maintained as described in the Vehicle Owners Manual. Failure to comply will result in permanent rejection of the vehicle.  The repair/replacement of an engine or transmission that is due to non-compliance of vehicle maintenance will render the vehicle permanently ineligible.

II.	NORMAL WEAR AND TEAR

Listed below is the nomenclature commonly used to describe degree of damage in inspection reporting.

A.	GLOSSARY OF TERMS – “General Description”

1.	Abrasion – A lightly scratched or worn area of the finish, either paint, clear coat, or chrome, that does not penetrate to the base material of the part or panel.

2.	Chip – Confined area where paint has been removed from the surface, usually not larger than 1/8 inch, for purposes of these return guidelines.

3.	Dent – A depression of any size in the panel material whether metal, composite, or other, with or without paint damage.

4.	Ding – A small dent an inch or less in diameter with or without paint damage.

5.	Gouge – An area where the damage has penetrated the finish and removed a portion of the base material of the part or panel.

6.	Scratch – A cut in the surface, of any material, that may or may not penetrate the finish.

7.	Scuff – A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

B.	SHEET METAL AND PAINT

The following are acceptable return conditions and applicable charges.  For Paintless Dent Removal (PDR) criteria see Exhibit B.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

1.	Maximum of two dents per panel that are individually no larger than one (1) inch in diameter, does not break the paint, and qualifies for Paintless Dent Removal (PDR) are non-chargeable.
2.	Scratches in the clear coat that do not penetrate to the color coat, and do not catch a finger nail, are non-chargeable.
3.	Chips to door, hood or deck lid edges that do not reach flat panel surfaces are non-chargeable.
4.	An appearance fee and PDR may be used on the same panel.
5.
One dent that qualifies for PDR that contains one chip inside the dent.   The chip must be no larger than one-eighth (1/8) inch in diameter and cannot exhibit any spider cracks around the chip.  This damage would be charged $50 for the PDR and $20 Appearance Charge for the chip, totaling $70.00.

6.	ALL PANELS EXCEPT HOOD
a.	One to three chips, individually no larger than one-eighth (1/8) inch in diameter are no charge.
b.	Four to six chips per panel will be charged the $20 appearance charge.
c.	Over six chips per panel will require a minimum of a panel refinish.
7.	HOOD PANEL
a.
Maximum of six chips to the leading edge (first 5 inches) of the hood, individually no larger than one-eighth (1/8) inch in diameter, and / or up to three chips on the remainder of the hood at no charge.

b.	Up to 10 chips in the leading edge of the hood and / or up to six chips on the remainder of the hood will be charged a $40 appearance charge.
c.	Over ten chips in the leading edge of the Hood and / or over six chips on the remainder of the Hood will require a minimum of a hood panel refinish.
d.	Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown above.
HOOD PANEL CONDITIONS
HOOD – LEADING EDGE, FIRST 5”	HOOD – ALL BUT LEADING EDGE	CHARGES
Maximum of 6 chips / scratches	Maximum of 3 chips / scratches	Non-Chargeable
Maximum of 10 chips / scratches	Maximum of 6 chips / scratches.	$40.00 Appearance fee
Greater than 10 chips / scratches	Greater than 6 chips / scratches	Hood Panel Refinish
See B. Sheet Metal and Paint above for additional details.

8.	Chips and scratches, that exceed the guidelines outlined above, will be charged for Panel Refinish.
9.
Vehicles with damage confined to either the upper or lower half of a panel may qualify for a partial panel repair.  A partial panel repair can only be considered when there is a clean break between the upper and lower portion of the panel.  A clean break is defined as a body side molding, cladding, etc. that runs from one end of the panel to the other with no gaps at either end.  Body lines are not a clean break and partial panel repair does not apply.

10.	A partial Deck Lid / Lift gate repair has been added for an area below a molding that goes from end to end on the Deck Lid or Lift gate. An example would be the Chevrolet Impala

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010 with an area of approximately 2 inches below the Deck Lid Molding. This is not a spot repair and cannot be used above the molding.
11.
The floor of a pick-up truck box is considered one panel and is covered by the above guideline of two dents per panel no larger than (1) inch that does not break the paint.  One dent to each wheelhouse no larger than (1) inch, that does not break the paint, is acceptable.  Paintless Dent Removal cannot be used on the floor or wheelhouse of a pick-up truck.

C.   CONVERTIBLE TOPS

The following are acceptable return conditions with regard to convertible tops:
1.	Stains that can be removed by normal reconditioning.
2.	Abrasions that are not visually offensive.
3.	Top structure must be operational and not damaged.

D.   FRONT AND REAR BUMPERS

Bumpers will be inspected from a standing position.

The following are acceptable return conditions with regard to front and rear soft painted bumper fascia and textured bumpers:

1.
A maximum of two dents, no larger than one inch that do not break the paint are no charge. Dents that encroach on the edges of the license plate pocket and impressions of screw heads would continue to be chargeable damage.

2.
Maximum of two scratches per bumper that are no longer than two (2) inches and no wider than ¼ inch or, one scratch no longer than four (4) inches and no wider than ¼ inch that penetrates the color coat, exposing the black bumper material, but not penetrating the black bumper material requiring filler are non-chargeable.

3.	Minor indentations in the rear bumper cover, directly below the trunk opening, without paint damage are non-chargeable.
4.
An appearance charge of $20 will be assessed for minor chipping along the edge of the rear bumper below the deck lid / lift gate that does not remove the base material.  This would be damage from dragging items from the trunk across the top of the bumper.

5.
On bumper covers with no other damage, one to three chips 1/8 inch or less per bumper cover are no charge.  Four to six chips 1/8 inch or less per bumper cover charged for $20 appearance fee.  Over six chips per bumper cover will require a minimum of a partial bumper repair.  Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown above.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

[Graphic Omitted]

BUMPER CONDITIONS
FRONT OR REAR BUMPER FASCIA	CHARGES
A maximum of two dents, no larger than one inch that do not break the paint	Non-Chargeable
Maximum of two scratches per bumper no longer than 2” and no wider than ¼” or, one scratch no longer than 4” and no wider than ¼ inch	Non-Chargeable
Minor indentations in the rear bumper cover, directly below the trunk opening, without paint damage	Non-Chargeable
An appearance charge will be assessed for minor chipping along the edge of the rear bumper below the deck lid / lift gate that does not remove the base material	$20.00 Appearance Fee
BUMPER COVERS WITH NO OTHER DAMAGE
Maximum of 3 chips / scratches per bumper	Non-Chargeable
Maximum of 6 chips / scratches per bumper	$20.00 Appearance Fee
Greater than 6 chips / scratches per bumper	Minimum Partial Bumper Repair
See D. (Front and Rear Bumpers) above for additional details.

6.
The front and rear bumper fascia may be mis-aligned due to a low impact collision.  A charge of $50.00 has been added for the front and rear bumper to re-attach any disconnected fasteners and align the bumper fascia when no other damage is present.  This repair cannot be used for a poor previously repaired bumper, only minor misalignments without paint damage.

7.
Damage on the underside of the bumper, observed during the undercarriage inspection, other than breakage, will not be chargeable.  Cracked or broken bumpers, regardless of location, will remain chargeable as a repair or replacement.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

8.	Partial bumper repairs may be charged using the following criteria for either painted or textured bumpers:
a.
A partial bumper repair can be performed on a rolling third or 33% of the bumper.  The damage can be anywhere on the bumper as long as it is confined to an area equal to a continuous third of the bumper’s length.

b.	Partial bumper repairs cannot be used for vehicles utilizing paints commonly referred to as pearl or tri-color due to color matching concerns.
c.
The $20 appearance fee may be used on bumpers in conjunction with a partial bumper repair if the damage is located on different areas of the bumper. (Example) The partial bumper charge can be assessed for damage to the center of the bumper and an appearance fee for minor chips on the left end of the bumper eliminating the need to charge for a full refinish.

9.	Cracked or punctured bumper fascia’s will be charged a minimum partial bumper repair fee of $125.00 for painted bumpers and $175.00 for textured bumpers per the parameters below.
a.	Crack(s) in the bumper, not exceeding a total combined length of four (4) inches in total, or a puncture not exceeding the diameter of a U.S. quarter.
b.	A maximum of two dents, individually not exceeding two (2) inches in diameter and confined to 1/3 of the bumper area.

10.	Bumpers that are both painted and textured or two tone will be treated as separate chargeable bumpers and charged the full repair amount for each panel if the damage follows the above guidelines.
11.	License plate screw holes in the front bumper cover used to attach the license plate to the bumper, without the proper bracket, will be charged a minimum of a partial bumper repair at $125.00.
12.	Metal bumpers, either painted or chrome.
a.
A maximum of two scratches or chips per bumper that are no longer than two (2) inches and no wider than ¼ inch or, one scratch no longer than four (4) inches and no wider than ¼ inch that penetrates the color coat, that would not require filler are acceptable at no charge.

b.	A maximum of two (2) dents that are individually no larger than one (1) inch in diameter and do not damage the paint or chrome will be charged $100.00.
c.	Damage exceeding the above criteria will be charged for a bumper replacement including damage that removes any chrome plating on a metal bumper.

E. TIRES

The following are acceptable conditions regarding all tires including full size spare tires which must meet the same inspection criteria as a road tire:

The space saver spare tire used on most General Motors vehicles does not fall into the same criteria as the four road tires.  The space saver spare must be in the vehicle, inflated and undamaged.  The minimum 5/32 inch tread depth requirement does not apply.  They also may not be the same make as the road tires.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

1.	All tires must have 5/32 inch or better original tread across all primary tread grooves without any exposed belts. All tires must match by size, make and type.
2.	Only GM original equipment tires or GM approved replacement tires are acceptable. Refer to Exhibit F - GM Approved 2009 Replacement Tire Table.
3.
When the replacement tire shown in Exhibit F is not available the first step should be to contact the tire manufacturer through their Customer Assistance phone number.  This information is located in the Tire Warranty Book included with the vehicle’s warranty information.  If the replacement tire cannot be located a replacement exhibiting the same TPC code as the original tire may be used, however, all tires must match by size, make and type.

4.
Tires without a TPC rating or when another manufacturer cannot supply the same TPC rated tire, any other OE supplier shown on Exhibit F can be used as long as the tire matches the original by size, load rating and speed rating.  The same rule as above will apply, all four tires must match by size, make and type.

5.
Tires with mushroom-type plugs, installed from the inside out, in the tread only, are acceptable.   All other plugs / patches are not acceptable.  General Motors reserves the right to charge the Daily Rental Company via the MET Tire Program for any unacceptable plugged tire found and replaced prior to the sale of the vehicle, with no right to review.

6.	Exhibit G - MET Tire Program, provides details for tire replacement under the MET program. This program is available to Daily Rental Companies at their discretion.

[Graphic Omitted]

F  WHEELS, COVERS AND ALUMINUM WHEELS

Refer to Exhibit J for GM approved wheel repairs.

Wheel description and nomenclature

1.	Stamped Steel Wheel – A base wheel usually painted black which utilizes a hub cap or wheel cover.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

2.
Aluminum / Alloy Wheel – A wheel made of aluminum or aluminum alloy.  These wheels are typically coated with either, 1) clear coat 2) paint with or without clear coat 3) polished and clear coated or 4) chrome plated.

The following are acceptable return conditions for aluminum / alloy wheels, stamped steel wheels, and wheel covers with any appropriate charges.  See Exhibit J. for additional information:

1.	Description of non-chargeable conditions.
a.
The face of the wheel cover or wheel may have a maximum of two (2) light scratches or scuffs to the surface not penetrating through to the base material that are no longer than 1 1/2 inches and no wider then 1/4 inch.

b.	Light scratches or scuffs within one inch of the outside edge of the wheel or wheel cover are acceptable, provided they do not, in total, exceed one-third (1/3) the circumference of the wheel.
2.	A $50 MET Appearance Charge will be assessed for abrasions and scratches, exceeding those outlined in number one above, that do not remove material or distort the outer edge of the wheel.
a.	Damage must be limited to the outer one (1) inch of the edge of an Aluminum or Alloy wheel that can be removed with light sanding.
b.	The damage cannot, in total, cover more than 25% of the wheel’s rim area.
3.
Scratches, scuffs or gouges that remove material or distort the outer edge of the wheel can be repaired.  The following prices apply to aluminum, alloy and chrome plated steel wheels as shown in Exhibit J.

a.	All car and truck aluminum / alloy with clear coat or painted surface $165.00,
b.	All car and truck chrome plated aluminum / alloy or steel $205.00.
c.	All car and truck brightly polished aluminum $235.00.
4.	Gouges of the base material in the center or spoke area of the aluminum / alloy wheel are not repairable and must be charged for a replacement.

G. VEHICLE LIGHTING

The following are acceptable return conditions with regard to vehicle lighting:

1.	All lights/lamps must be operational. (Front, Rear, Side and Interior)

H.	INTERIOR SOFT TRIM AND CARPETS

The following are acceptable return conditions with regard to interior soft trim and carpets:

1.	All stains which can be removed by normal reconditioning are non-chargeable.
2.	Maximum of one (1) burn that is not larger than one-quarter (1/4) inch in diameter and not through the backing material is non-chargeable.
3.	For tears or cuts in leather, vinyl or cloth, on soft interior trim panels, the following damage charges will apply.
a.	$100.00 for tears or cuts not longer than two inches in leather or vinyl.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

b.	$70.00 for tears or cuts not longer than two inches in plain cloth, with no pattern.
c.	For tears or cuts up to four inches the damage charge is $125.00 for leather or vinyl and $90.00 for plain cloth, with no pattern.
d.	The above repairs cannot be utilized if the damage crosses a seam in the material.
e.	Damage exceeding the above criteria will require a trim panel part replacement.
4.	Carpet stains that require bleaching and dying of the carpet will be charged $65 per section, ie. right front, left front, etc.
5.	Torn or punctured carpet may be repaired using the following pricing:
a.	$50 charge for a puncture not exceeding ¾ inch in diameter.
b.	$125 charge for a tear not exceeding two (2) inches in length.
6.	Damage exceeding the above defined conditions, in number 4 and 5 above, will require carpet replacement.

I.	CARPET RETAINERS/ SILL PLATES

The following are acceptable return conditions with regard to carpet retainers/sill plates:

1.	Carpet retainers and sill plates must be in place.
2.	Minor surface scuffs/scratches are acceptable.

J.	VEHICLE GLASS

1.	The following are acceptable return conditions with regard to rear windows, side / door windows, and any stationary glass:
a.	Minor pinpoint chips or vertical scratches in the side / door glass will be acceptable and noted in the non-chargeable portion of the AD006.
b.	Minor pinpoint chips to any stationary or rear glass is acceptable as a non-chargeable condition.
c.	Any damage more severe than stated above will render the vehicle Currently Ineligible and must be released to the rental account for repair.

Only windshields can be charged as a MET Program charge or part replacement.  Door, side and rear windows cannot be charged as current damage and must be considered Currently Ineligible and released to the rental account for repair.  A $75.00 Re-inspection Fee will be charged upon the vehicle’s return.

2.	Windshield

a.	Pinpoint chips are non-chargeable providing the glass is not sandblasted. Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.
b.	Four (4) chips (without legs) from one-eighth (1/8) inch not to exceed three sixteenth (3/16) inch are non-chargeable providing no more than two (2) chips reside in the driver's side wiper area.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

c.	Chips (without legs) one-eighth (1/8) inch or less located within one (1) inch inbound from the "Frit Band" (windshield outer perimeter darkened area) are non-chargeable.
d.	General Motors will not accept glass that has been repaired. Only OEM glass is acceptable (see Exhibit H: GM Windshield Glass Manufacturers.)
e.	Damaged windshields may be replaced under the terms of the MET program.
3.
General Motors reserves the right to charge the Daily Rental Company $220 for each windshield replaced at auction prior to sale of vehicle where previously written as “chipped no charge”, with no right to review.

III.       ORIGINAL EQUIPMENT, AFTERMARKET EQUIMENT AND ACCESSORIES

A.
Original Equipment - All original equipment and accessories noted on the factory invoice must be on the vehicle.  All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, correct rear van seats, jack and wheel wrench) are to be replaced prior to return and must be original GM equipment.  All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

B.
After-Market Equipment - Any after-market parts or accessories i.e. GPS / navigational systems, pick-up truck bed liners, running boards, etc. installed by the rental account or their agent must have prior  GM Remarketing approval prior to installation.  Drilling, electrical modifications, etc. without prior approval will render the vehicle permanently ineligible.  Pick-up truck bed liners, running boards, etc. must be left on the vehicle at turn back.

IV.           MISSING EQUIPMENT PROGRAM (MET)

A.
The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to the Daily Rental Company replacing the part or accessories.  MET items will be deducted from the repurchase payment to the  Daily Rental Company.  MET items will not be included as part of the $400 chargeable damage allowance (Refer to Section I-D, Damage Allowance).

B.
Vehicles turned in with one or all the mats missing, on vehicles so equipped, will be assessed a MET charge for missing mats or for the set if none are returned with the vehicle.  All 2005 and subsequent model year vehicles will be assessed the appropriate MET fee for any missing floor mats.  Floor mats are required per the “Minimum Equipment Requirements” for all model year vehicles.

C.
Keyless remote / key fobs must be operational.  Key fobs that are not functional will be charged $30.00 for re-programming.  Missing key fobs will be assessed the programming fee, which is included in the Met fee for the missing key fob(s).

V.           VEHICLE INTEGRITY

A.
Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for rejecting the vehicle as a permanent reject.  Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

1.	Floor Panel / Trunk Floor

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

2.	Mid – Rail Assembly (See Exhibit D, Part 1)
3.	Outer Rocker Panels / Pinch Welds
4.	Frame Rails / Rail Extensions
5.	Sub-Frame Assemblies (Engine Cradles) (See Exhibit D, Part 2)

B.
Total time for Frame Set-up and Measure of 2.0 hours or less and 1.5 hours or less for any cosmetic repairs is acceptable, on the following components, provided there is no structural damage and the repairs meet GM standards:

1.	Frame Rail / Rail Extensions
2.	Apron / Upper Reinforcements
3.	Cowl Panel
4.	Hinge / Windshield "A" Pillar
5.	Center / "B" Pillar

C.
The cosmetic repair time shown above is just that, cosmetic.  This may include aligning the ends of the frame rails to align the bumper, etc.  Pulling or sectioning frame rails, doorframes, and pillars are not acceptable repairs for rental vehicles being turned back to General Motors.  A cosmetic repair to frame rails does not include adding body filler / Bondo.  This practice will permanently reject the vehicle.

D.	Repaired damage or replacement of the following components is acceptable:
1.	Radiator Core Support
2.	Frame Rail Extensions
3.	Engine Sub-Frame
4.	Outer Rocker Panel
5.	Rear Body Panel
6.	Quarter Panel (Proper Sectioning is Acceptable)
7.	Roof (Repair only, no repair to the Roof Rails)

E.
Vehicles with misaligned door(s) exhibiting any of the following conditions must be considered currently ineligible (CI) due to the difficulty in determining the cause of the misalignment and or appropriate repair charges:

1.	The door “ramps up” on the lock striker when closing but may be aligned when closed and latched.
2.	The door contacts any part of the door opening or door frame.
3.	Any contact with surrounding panels.
4.	When previous repairs involving the misaligned door are observed, the misalignment must be considered a poor previous repair and released to the rental account for correction.

VI.           LITIGATION LIABILITY

Non-disclosure of damages or the use of non-GM OEM parts by the Daily Rental Company may result, at GM's discretion, in the Daily Rental Company being named as a participant in any litigation brought against GM.  If a Daily Rental Company attempts to return vehicles with

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010 non-disclosed damage, or purposely conceal prior repairs, it will result in GM refusing to accept additional vehicles for turn-back.

VII.	GENERAL TURN-IN PROCEDURES

A.	FORECAST

1.	At least 30 days prior to vehicle turn-in, the GM Remarketing Department is to be notified, in writing (E-mail) by the Corporate Office of the Daily Rental Company of the following:
a.	Turn-in location
b.	Quantity

Please E-mail this forecast to your Account Representative.  E-mail address can be found in Section IX-C.

2.
Two weeks prior to turn-in, the Daily Rental Company is to advise the GM approved turn-in location of tentative quantities and days for turn-in via written confirmation.  GM reserves the option to limit daily returns.  Failure to comply with this procedure may result in GM's refusal to allow any vehicle to be returned, thus delaying the actual acceptance date.

B.	DELIVERY

Vehicles returned for repurchase shall be delivered to a GM approved turn-in location and parked in the designated return area at no expense to GM.  A list of GM approved locations is attached and is subject to change at GM's discretion (Exhibit D).  Normal operating hours for delivery is 8am to 5pm, Monday through Friday.  The Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in, i.e. clean, vacuum, repaired/replaced items, etc.

C.	INSPECTION

1.
Vehicles will be inspected by an authorized representative of GM, using the electronic Form AD006.  The initial vehicle inspection will be provided to the Daily Rental Company at General Motor's expense.  The Daily Rental Company will be charged $75 for each inspection and/or verification required after the initial inspection.  Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

2.	The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

D.	REVIEWS

1.
The Met/Non-Met report will be printed twice daily - at mid-day and end-of-business (5:00 PM).  The end-of-day report will not contain the day's summary but rather summarize what was completed after the mid-day report.

2.	Vehicle worksheets are printed and available throughout the day.
3.	Reviews can be conducted throughout the day. However, reviews must be completed prior to three (3:00) PM the day following printing of the worksheet. This will permit prompt

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010 shipment of vehicles. If the review is not completed prior to three (3:00) PM, the vehicle will be processed as per the original inspection.
4.
Vehicles with current damage not exceeding $400 and MET charges collectively not exceeding $100 will be processed as written, with no right to review.  Keyless entry key fob programming is not included in the $100 total and is not considered a reviewable MET charge.

5.
After a vehicle has been reviewed by the rental account representative and the site inspection provider representative, any agreed upon changes must be signed and dated by both parties on the Yard Worksheet.  The change(s) must be clearly noted on the Yard Worksheet to aid in tracking the change(s).  Without this notation it is very difficult to accurately determine which line was changed and to what extent, should a question arise in the future.  Not clearly noting the changes can also lead to errors when inputting the changes to update the inspection.

6.
 Additionally, it is the responsibility of the inspection provider to enter all agreed upon changes into their inspection system and processed to RIMS so the charges are added or removed from the Condition Report prior to acceptance.  Yard worksheets that were changed after the review process must be retained for a minimum of 6 months.  Failure to make agreed upon changes may result in a chargeback to the inspection provider for the cost of the inspection.

E.	ACCEPTANCE

1.
A copy of the Form AD006 or an electronic file will serve as the acceptance receipt for the Daily Rental Company.  The date used to stop depreciation will be identified on the acceptance line of Form AD006 or on the electronic file.

2.
The Daily Rental Company will have three (3) business days from the vehicle turn-in date to provide the vehicle title to the SGS Title Center: 9805-C NorthCross Center Court, Huntersville, NC 28078 in order to receive the turn-in date as the depreciation stop date/acceptance date (should all other conditions be satisfied). The day the vehicle is turned in is considered the first business day.  See Exhibit I for more details.

F.	PAYMENTS

1.
Repurchase payments will be issued within twenty-five (25) business days of General Motors acceptance as indicated on the General Motors Vehicle Condition Report and Acceptance Receipt Form AD006.  For payment purposes, Monday through Friday are considered business days.

2.
General Motors does not staff, nor process payments during the Christmas holiday or any period of time General Motors is closed (e.g. two week mandatory shutdown during July).  Payment processing will not resume until General Motors officially returns to work.

G.	REJECTS

1.	Rejected vehicles left at marshalling yards in excess of three (3) business days upon removal notification may result in no additional vehicles being approved for return.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

2.
Vehicles at an auction waiting for title more than 30 days must be removed by the Daily Rental Company.  The vehicle will be classified as Currently Ineligible and will be assessed a re-inspection fee if / when it is returned. General Motors and all approved turn-in locations are not responsible for any liability regarding rejected vehicles, not removed within three (3) business days

3.
.Vehicles that are classified as a Permanent Reject will be assessed a $75 service charge.  General Motors Remarketing will provide a quarterly invoice which will include the turn back location, turn-in date, VIN, and the reject reason.

4.
It is General Motors’ practice to ship vehicles once they pass the inspection process, with or without acceptance.  On rare occasions, a title may not be sent to the Title Center in time and the vehicle exceeds the maximum allowable in-service time.  Depending on the timing, the auction that received the vehicle, may recondition the vehicle and / or perform repairs in preparation for sale.  Should this occur due to the rental account not sending the title and the vehicle becomes ineligible for repurchase by GM, the charges for these services along with the shipping cost will be charged to the rental account, and paid, prior to releasing the vehicle back to the account.

H.	OTHER

1.
Mechanical and body shop labor rates used to calculate chargeable damage will be subject to change.  The following are the current labor rates for metal repairs, paint, and mechanical (part replacement):

a. $37.80 Metal Repair
b. $37.80 Paint
c. $38.00 Part Replacement (mechanical)

2.	In the event a vehicle is returned to General Motors in error, the following guidelines will be used to return the vehicle to the rental account.
a.	Rental Account request for vehicle return “prior” to acceptance
Vehicle will be temporarily rejected by General Motors and the vehicle will be returned to the Daily Rental Company.
If the vehicle is returned at a later date, a $75.00 re-inspection fee will be charged.

3.	Rental Account request for vehicle return “after” acceptance
a.
Payment can be stopped - The vehicle will be released to the Daily Rental Company from its current location.  A $250 administrative fee will be charged to the Daily Rental Company in addition to all other expenses incurred by GM on the vehicle, including but not limited to inspection fees, shipping, marshalling yard, and auction expenses, on a cost basis.

b.	Payment can not be stopped or funds have already been disbursed - The vehicle will not be returned to the rental account.

VIII.           PERMANENTLY REJECTED VEHICLES

A.
Should disqualifying damage be noted after vehicle acceptance, General Motors will invoice the Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance by GM (i.e., freight,

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010 cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:
General Motors LLC
Fleet and Commercial Operations - Remarketing
Renaissance Center
Tower 100, 16th Floor
MC 482-A16-B36
Detroit, MI 48265-1000
B.
Vehicles removed from the program in accordance with the terms and conditions of the Program become the responsibility of the Daily Rental Company.  The Daily Rental Company is responsible for arranging vehicle pick-up at a location designated by General Motors.

IX. MISCELLANEOUS ITEMS

A.	GENERAL RETURN FACILITY GUIDELINE

Any abuse of personnel or property at a GM authorized return facility by a Daily Rental Company representative will result in the immediate expulsion of said person from the GM authorized return facility.

B.	HOLIDAYS

General Motors approved turn-in locations will be closed on the following dates:
2010 CY - January 1st, May 31st, July 5th September 6th, November 25th & 26th and December 24th, through January 1st, 2011.  General Motors reserves the right to amend this list of dates at its discretion.

C.	CONTACT INFORMATION

All questions pertaining to the foregoing Turn-In Standards and Procedures should be directed to the appropriate General Motors Remarketing Customer Support Team Member:

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

GM RENTAL SUPPORT GROUP
John Pruse, Manager	313-665-1410	john.pruse@gm.com
Sandy Grinsell, Enterprise / Vanguard / Licensees and Hertz / Licensees	313-667-6437	sandy.grinsell@gm.com
Tom Martin, Avis Budget / Licensees, Inspection Providers, Technical Bulletins and Rental Return Guidelines	313-667-6434	thomas.martin@gm.com
Audre’ Walls, Independent Rental Accounts, Inspection Providers and Special Projects	313-667-6444	audre.walls@gm.com

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010
EXHIBIT A
GENERAL MOTORS
VEHICLE CATEGORIES / PRIOR REPAIR LIMITS

CATEGORY #1	CATEGORY #2	CATEGORY #3	CATEGORY #4
$2,250	$2,750	$3,250	$4,250

CHEVROLET	CHEVROLET	CHEVROLET	CHEVROLET
Aveo	Equinox	Impala	Corvette
Cobalt	Malibu	Camaro	Suburban
Cruze		Uplander	Tahoe
HHR	PONTIAC	TrailBlazer / EXT
	G6	Express Van	BUICK
PONTIAC	Torrent	Colorado	Lucerne
G5	Vibe	Silverado
		Avalanche	CADILLAC
	GMC	Traverse	CTS (All Models)
	Terrain		DTS
		BUICK	SRX
	SATURN	LaCrosse	STS
	Aura	Regal	Escalade (All)
Vue
	Vibe	PONTIAC	GMC
		Grand Prix	Yukon / XL
G8

GMC
Envoy / XL
Savana Van
Canyon
Sierra
Acadia

SATURN
Relay
Outlook

HUMMER
H3

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010
EXHIBIT B

PAINTLESS DENT REMOVAL (PDR)
PROCESS AND LIMITATIONS
A.	PDR Categories

1.	Size of rounded dent, up to four (4) inches in diameter.
2.	Number of dings per panel, up to seven (7) per panel, at $50 per panel.
3.	Number of dings per panel, between eight (8) and twelve (12) per panel, at $75 per panel.
4.	Number of dings per panel, between thirteen (13) and fifteen (15) per panel, at $100 per panel.
5.	One single dent, up to six (6) inches in diameter or one large shallow dent up to 18 inches in the hood, roof or deck lid, at $100.

B.	PDR Process - The PDR process can be utilized in the repair of the following areas:

1.	Dings and dents varying in size and shape.
2.	Minor creases, shallow palm prints and protrusions.
3.	Dents in body feature lines.

C.	PDR Limitations

1.	General Motor’s inspection providers will utilize the Dent Wizard, Paintless Dent Removal Guide to determine panel accessibility by vehicle.
2.	Creases that exceed six (6) inches will not be considered.
3.	Sharp creases, regardless of size, will not be considered.
4.	If the paint is broken, PDR is not to be considered, unless otherwise specified by panel or area.
5.	No hole drilling will be acceptable in the PDR process.
6.
PDR may be used to repair existing, qualifying PDR repairable, damage to a previously repaired panel that meets GM and industry repair standards.  PDR is not acceptable for use on a poor previously repaired panel.

7.
The Dent Wizard Glue Stick process can be used to repair dents where previously not assessable.  The charge for this process is the some as traditional PDR.  Please see the requirements for a Glue Stick repair to be considered below.

a.	No paint damage may exist in or near the area to be repaired. This process will pull damaged or loose paint away from the body.
b.	The vehicle must have original factory paint as consistency in base coat and clear coat offer the best opportunity for a successful repair.
c.	A dime to a half dollar size dent either round or oval can be considered for this type of repair.
d.	Shallow or soft impacts with a depth of a ¼ inch or less that is NOT creased or sharp may be considered for a glue stick repair.
e.	Damage on a panel edge or body line cannot be considered for a glue stick repair.

D.	If the damage exceeds the PDR limitations of these guidelines, paint and metal time will apply.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

EXHIBIT C
MET PROGRAM PRICE LIST
MET Part Description	PRICE
Navigational CD / DVD	$260
13 Inch Tire	$110
14 Inch Tire	$120
15 Inch Tire	$130
16 Inch Tire P	$160
16 Inch Tire T	$210
16 Inch Tire U	$195
17 Inch Tire All	$240
18 Inch Tire All	$250
19 Inch Performance Tire	$516
19 Inch X Over Tire	$159
20 Inch Tire All	$310
22 Inch Tire All	$268
Alloy Wheel Appearance Fee	$50
Ash Tray	$20
Ash Tray – Multiple	$40
Ash Tray with Lid	$23
Cargo Cover – Malibu Maxx	$250
Cargo Cover – TrailBlazer / Envoy Rear Floor Storage	$59
Cargo Net – Trunk	$17
Cargo Package Shelf	$180
Cargo Shade	$108
CD DVD Storage Holder	$15
Cell Phone / Sun glass Holder	$18
Cigarette Lighter	$ 8
Cigarette Lighter – Multiple	$ 16
Console – Second Row Mini Van	$235
Cup Holder	$15
Cup Holder – Multiple	$ 30
Dirty Interior	$35
Dome Light Cover	$ 5
Dome Light Cover – Multiple	$10
DVD Remote	$48
DVD Wireless Headphone (1)	$55
DVD Wireless Headphone (2)	$110
Emergency Highway Package	$ 144
Floor Mat – Cargo Area – SUV and Van	$50
Floor Mat Set – Front – Passenger Car	$34
Floor Mat Set – Front – SUV	$40
Floor Mat Set – Front – Van	$22
Floor Mat Set – Rear – Passenger Car	$24

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

Floor Mat Set – Rear – SUV	$45
Floor Mat Set – Rear – Van	$30
Foot Pedal Pad	$5
Foot Pedal Pad – Multiple	$10
Hanger Hook	$ 5
Hawaii Outer Island Shipping Fee	$75
Hawaii Ship Back Surcharge	$450
Interior Emblem	$ 8
Interior Emblem – Multiple	$16
Key - Electronic Engine	$35
Key – Engine	$ 7
Key – Trunk	$ 4
Keyless Remote (1) Includes programming	$97
Keyless Remote (2) Includes programming	$187
Keyless Remote Reprogram 1 or 2	$ 30
Manual – All Other	$10
Manual – Cadillac	$25
MET Verification	$75
Misc. MET #1	$ 10
Misc. MET #2	$ 20
Misc. MET #3	$ 30
Misc. MET #4	$40
Misc. MET #5	$50
Onstar Antenna (Glass Mounted)	$ 32
Organizer Package Cargo	$120
Radio Knob	$ 5
Repair Verification	$ 75
Seat Belt Molding	$ 5
Spare tire cover (Passenger car - trunk)	$45
Trunk Mat – Cadillac	$ 34
Air Compressor Kit	$101
EXTERIOR
Antenna Mast	$ 8
Body Side Mldg F Dr Car	$78
Body Side Mldg F Dr Trk	$23
Body Side Mldg F Fdr Car	$28
Body Side Mldg F Fdr Trk	$59
Body Side Mldg Qtr Pnl Car	$34
Body Side Mldg Qtr Pnl Trk	$211
Body Side Mldg R Dr Car	$67
Body Side Mldg R Dr Trk	$54
Convertible Boot – Center Cover	$192
Convertible Boot – Outer Cover	$377
Convertible Boot Bag	$55
Door Revel Mldg Car 1	$60
Door Revel Mldg Car 2	$60

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

Gm Logo Small All	$4
Hood Ornament	$25
Name Plate Rear Car	$17
Name Plate Rear Trk	$29
Plastic Lug Nut Cover	$13
Rocker Mldg Car 1	$120
Rocker Mldg Car 2	$120
Rocker Mldg Trk 1	$131
Rocker Mldg Trk 2	$131
Roof Seam Molding Lt Car	$31
Roof Seam Molding Rt Car	$31
Spare Tire Cover – Truck Only	$72
Spare Tire Hanger – Van	$50
Wheel 1 Cover Truck	$39
Wheel 1 Cover Car	$55
Wheel 1 Ctr Cap Car	$26
Wheel 1 Ctr Cap Trk	$21
Wheel 2 Cover Truck	$39
Wheel 2 Cover Car	$55
Wheel 2 Ctr Cap Car	$26
Wheel 2 Ctr Cap Trk	$21
Wheel 3 Cover Truck	$39
Wheel 3 Cover Car	$55
Wheel 3 Ctr Cap Car	$26
Wheel 3 Ctr Cap Trk	$21
Wheel 4 Cover Truck	$39
Wheel 4 Cover Car	$55
Wheel 4 Ctr Cap Car	$26
Wheel 4 Ctr Cap Trk	$21
Windshield Glass	$220

MISCELLANEOUS – MET ITEM

The MET program also includes the acceptance of vehicles with miscellaneous missing or broken items to facilitate vehicle turn-ins.  Examples of these items are:

➢	Missing/broken knobs and switches
➢	Loose rear speaker wires
➢	Missing windshield washer cap
➢	Missing emblems

The MET codes for these items reflect a flat rate charge as follows:

MET #1………………………$10
MET #2………………………$20
MET #3………………………$30
MET #4………………………$40
MET #5………………………$50

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

Hawaii Outer Island Shipping Fee…………………………….……..…   $75
Hawaii Ship-Back Surcharge. ……………………..………..…...…..…  $450
“Poor Prior Repairs” – Maximum………………………………………  $700

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

EXHIBIT D

MID – RAIL ASSEMBLY

The Mid – Rails are structural components located directly below the occupant compartment of a vehicle just inboard of the inner rocker panel.  They are welded to the Torque Box and the vehicle floor pan.

A.	ACCEPTABLE DAMAGE
1.	Minor dents in the Torque Box Cover not caused by collision.
2.	Minor dents in the surface of the Mid-Rail that do not bulge, dent or in anyway deform the sides of the rail.
3.	Stamped holes in the Mid - Rail that are enlarged or deformed but not torn.
4.	Scrapes and scratches confined to the surface of the Mid-Rail not exceeding 12”.
5.	Minor damage to the Mid - Rail caused by the assembly process’ use of Jigs and Fixtures.

B.	REPAIRS
1.	There are no acceptable or approved repairs.

C.	CAUTIONS / CONCLUSION
1.	TIE DOWN HOLES
a.	Mid – Rails are not a component of vehicle tie down. Stamped holes in the
Mid – Rail cannot not be used for vehicle tie down. Tie down slots are typically 18mm X 35mm reinforced slots in the underbody.  Four to six slots per vehicle are engaged via common hardware to secure a vehicle to commercial transportation equipment.
2.	JACKING AND LIFTING
a.	Significant damage to the Mid – Rail can occur from improper lifting.
b.	Reasonable care should be taken when jacking or lifting any vehicle. Proper jack and hoist placement locations are shown in the vehicle’s Owners Manual and Shop Manual.

ENGINE CRADLE

The engine cradle is generally the lowest part of the vehicle.  Due to its location on the vehicle, it is subject to abrasions, scarring, and minor denting from road debris.  These conditions are normal and not indicative of a product failure or evidence of prior front-end damage.

Upon inspection, minor conditions such as the above are to be noted, as non-chargeable as long as there is no disclosure of prior damage or repair to the front of the vehicle, or evidence of misalignment.  The Turn Back Guidelines clearly allow the Rental Account to replace the engine cradle, as it is a bolt on part.  Sectioning or pulling this part is not allowed.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

EXHIBIT E, 1 of 4

ATTENTION:  Some of the return sites listed below are located at an auction.  Please note the address is where the vehicles are to be returned and not necessarily the auction address.

GM REMARKETING VEHICLE TURN-IN LOCATIONS
The turn in locations listed below are at GM's discretion, and are subject to change.

Alabama
ADESA BIRMINGHAM AA, 804 Sollie Dr., Moody, AL 35004-0817, (205) 640-7761

Arizona
EL MIRAGE DIST. CENTER , 11925 West Thompson Ranch Road, El Mirage, AZ 85336,
623-875-2967

California
RICHMOND DIST. CENTER, 861 Wharf Street Richmond, CA 94804, (510) 232-9883

SAN BERNARDINO DIST. CENTER,  1698 Santa Fe Way,  San Bernardino, CA 92410
909-381-9050

MANHEIM’S SOUTHERN CALIFORNIA AA, 10873 Elm Street, 2nd floor, Fontana, CA 92337,
909-829-1825

Colorado
MANHEIM’S DENVER AA, 17500 West 32nd Avenue, Aurora, CO 80011, 303-340-3518

Connecticut
SOUTHERN AA, 164 South Main St., East Windsor, CT  06088-0388, 860-292-7550

Florida
ORLANDO DIST. CENTER, 1600 Pine Avenue, Orlando, FL 32824, 407-438-5505

PALM CENTER DIST. CENTER, 15400 Corporate Road West, Jupiter, FL 33478, 561-625-9615

Georgia
ADESA Atlanta AA, 5055 Oakley Industrial Blvd., Fairburn, GA 30265,
770-357-2133

Hawaii
HONOLULU DIST CENTER, Pier 51 B Sand Island Road, Honolulu, HI 96819, 808-848-8146

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

MAUI DIST CENTER,   Pier 1 - 105 Ala Luna Street, Kahului, HI 96732, 808-848-8146

EXHIBIT E, 2 of 4

Idaho
BRASHER’S IDAHO AA, 7355 Eisenman Rd., Boise, ID 83716, 208-395-3111

Illinois
MANHEIM’S ARENA ILLINOIS AA, 550 South Bolingbrook Drive, Bolingbrook, IL 60440
630-783-1261

Indiana
ADESA INDIANAPOLIS AA, 2950 East Main Street, Indianapolis, IN 46168, 317-838-5777

Louisiana
ADESA SHREVEPORT AA, 7666 Highway 80 W., Shreveport, LA 71109, 318-938-7903 x425

Maryland
BALTIMORE / JESSUP, 8459 Dorsey Run Road, Jessup, MD 20794, 301-604-7316

Massachusetts
ADESA BOSTON / FRAMINGHAM AA, 63 Western Avenue, Framingham, MA 01701,
508-620-2959

Michigan
MELVINDALE MARSHALLING YARD, 1461 South Schaefer Road, Melvindale, MI 48122,
734-474-5328

FLINT / COLDWATER MY, 1245 East Coldwater Road, Flint, MI 48505, 810-785-3077

Minnesota
MANHEIM’S NORTHSTAR MINNESOTA AA, CANTERBURY PARK, 1100 Canterbury Road,
Shakopee, MN 55379, 952-403-9560

Mississippi
MANHEIM MISSISSIPPI AA, 7510 US Hwy. 49 North, Hattiesburg, MS  39402, 601-296-0201

Missouri
ADESA KANSAS CITY, 1551 ADESA Drive, BELTON, MO 64081, 816-318-9912

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

MANHEIM’S ST. LOUIS AA, 13813 St. Charles Rock Road, Bridgeton, MO  63045
314-298-2175

EXHIBIT E, 3 of 4

Nebraska
MANHEIM’S OMAHA AA, 9201 S. 144th St., Omaha, NE  68138, 402-894-5855

Nevada
BRASHER’S RENO AA,  6000 Echo Ave.,  Reno, NV 89506,  775-828-3427

MANHEIM’S NEVADA AA, 6600 Auction Lane, North Las Vegas, NV 89165, 702-632-1249

New Jersey
PORT NEWARK DIST. CENTER, Lot B Craneway Street, Port Newark, NJ 07114, 973-274-1737

New Mexico
MANHEIM NEW MEXICO AA, 102 Woodward, Albuquerque, NM  87102, 505-242-3808

New York
STATE LINE AA, 830 Talmadge Hill Road, Waverly, NY 14892, 607-565-3533

North Carolina
GREENSBORO AA, INC., 3802 West Wendover Avenue, Greensboro, NC 27407, 336-856-2440

North Dakota
ADESA FARGO, 1650 East Main Ave., West Fargo, ND 58078, 701-282-8203 x139

Ohio
COLUMBUS FAIR AA,  2170 New World Dr.,  Columbus, OH 43207,  614-497-1710

Oklahoma
DEALERS AA OF OKLAHOMA CITY, 2900 West Reno Ave., Oklahoma City, OK  37107, 405-290-7192

Oregon
MANHEIM PORTLAND AA, 3000 North Hayden Island Dr., Portland, OR 97217, 503-286-8884

Pennsylvania
MANHEIM PITTSBURGH AA, 145 Lindsay Road, Zelienople, PA 19014, 724-631-0094

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

South Carolina
MANHEIM’S DARLINGTON AA, Hwy. 34 West, 1111 Harry-Bird Hwy.
Darlington, SC  29532, 843-393-2000
EXHIBIT E, 4 of 4

Tennessee
ADESA MEMPHIS AA, 5400 Getwell Rd., Memphis, TN  37210, 901-365-8978

MANHEIM NASHVILLE AA, 8400 Eastgate Blvd., Mt. Juliet, TN  37122, 615-773-4961

Texas
ADESA SAN ANTONIO AA,  200 S. Callaghan Road,  San Antonio, TX 78227,
210-432-2253

MANHEIM’S HOUSTON AA, 14450 West Road, Houston, TX 77041, 281-955-4654

ADESA DALLAS AA, 3501 Lancaster-Hutchins Rd., Hutchins, TX 75141, 972-284-4778

Utah
MANHEIM UTAH AA, 1650 W. 500 South, West Bountiful, UT 84087, 801-299-9871

Washington
TACOMA DIST. CENTER, 2810 Marshall Ave. Suite “B”, Tacoma, WA 98421, 253-719-1761

Wisconsin
MANHEIM MILWAUKEE AA, 2833 South 27th Street, Franksville, WI 53126, 262-824-2529

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

EXHIBIT F

GM Approved 2008 MY Replacement
Tire Table

For Electronic Receipt,
See Replacement Tire Table.xls file

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

EXHIBIT G

MET Tire Program Replacement Tires

MET Number	Tire Size	MET Charge

00000168	13 Inch	$110.00
00000169	14 Inch	$120.00
00000170	15 Inch	$130.00
00000171	16 InchP	$160.00
00000207	16 InchU	$195.00
00000208	16 InchT	$210.00
00000206	17 Inch All	$240.00
00000607	18 Inch All	$250.00
00000983	19 Inch Perf.	$516.00
00000985	19 Inch X Over	$159.00
00000609	20 Inch All	$310.00
00000987	22 Inch All	$268.00

Legend:
P – Passenger Car
U – Uplander and Relay
T – Trucks
Perf. – Performance Tire
X Over – Cross Over Vehicle

The MET Tire Program is limited to two (2) tires per vehicle.  Any flat, mismatched or incorrect tires will not be considered for the MET tire program.

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

EXHIBIT H

GM WINDSHIELD GLASS MANUFACTURERS

MANUFACTURER	BRAND	BRAND	BRAND	BRAND	BRAND
AGC	AP Tech	AP Technoglass	Asahi of America	Asahi	AP
Carlex
Pilkington	LOF	United LN
PPG	PGW
Guardian
Fuyao
Vitro	Crinamex	Autotemplex	Vitroflex
Saint Gobian Sekurit	Sekurit

2010 General Motors Return Guidelines
Final:  February 15, 2010

Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

EXHIBIT I

TITLE SHIPPING and HANDLING PROCEDURE

This procedure will assure timely payment and processing of returned rental vehicle(s) to General Motors.  All titles must be received within three (3) Business days of the vehicle’s return to retain the original return date.  All titles must be sent to the SGS Title Center to the address below:

SGS Title Center
9805-C North Cross Center Court
Huntersville, NC 28078
704-997-1082

Furthermore, all title shipments to the title center must contain a packing list.  The packing list must contain the following information:

Company name and address
Contact name and phone number
FAX number
Full Vehicle Identification Number (VIN), for each title in the package.

An example of a packing list is shown below.  For packages containing more than ten titles, e-Mail an Excel Spreadsheet with a list of the full VIN for all titles to be sent to, Mike.Guthrie@sgs.com or susan.miller@sgs.com at the SGS Title Center.  The spreadsheet should contain the same contact information shown above for a packing list.  The Title Center will enter the VIN list into their system and use it to verify the titles have been received and processed.  The sender will be notified of any missing or incorrect titles.

SAMPLE PACKING LIST

PACKING LIST

Friendly Rent A Car
123 USA Drive
Anywhere, USA 12312

John Doe
Phone                    123-123-4567
FAX                      123-123-7654

Full VIN for each title contained in the package.

2010 General Motors Return Guidelines
Final:  February 15, 2010

Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

EXHIBIT J
Aluminum / Alloy Wheel Repair Guidelines

The photos below are examples of aluminum / alloy wheel damage and the appropriate charges associated with each example.

[Graphic Omitted]

*  Minor scuff   non-chargeable

*  Light scratches that can be repaired with light sanding will be charged a $50.00 MET Appearance Fee

*  Substantial amount of material removed.  Must be charged for a wheel repair as shown below

2010 General Motors Return Guidelines
Final:  February 15, 2010

Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

The following guidelines have been established to define the extent of repairable damage to an aluminum / alloy wheel.  The charge for wheels damaged as described below including mounting and balancing will be as follows:  All car and truck aluminum / Alloy clear coat or paint $165.00, all car and truck polished aluminum / Alloy $235.00, all car and truck chrome plated aluminum / Alloy or steel $205.00.

•	The damaged area to be repaired cannot exceed 90 degrees of the wheel’s circumference, see chart below.
•	Curb rash is defined as a scrape or gouge to the outboard rim flange. This is the part of the wheel where a clip-on or balance weight would attach.

[Graphic Omitted]

•
On a flanged wheel (one that will accept a clip-on balance weight), the damage cannot be deeper than 7 mm or (9/32”) 0.280”, which is the approximate distance to the surface where the lead or steel weight rests.

[Graphic Omitted]

•	On a flangeless wheel (one that will not accept a clip-on balance weight), the damage cannot be deeper than 3 mm or (1/8”) 0.120”.

[Graphic Omitted]

2010 General Motors Return Guidelines
Final:  February 15, 2010

Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

•	Damage to any other part of the wheel or damage to the rim flange exceeding the above conditions is not repairable and would require replacement.
•	A wheel with a crack or dent of any type is not acceptable for repair.

ALLOWABLE WHEEL DAMAGE AREA IN INCHES
WHEEL SIZE	CIRCUMFERENCE	90 DEGREE DAMAGE AREA IN INCHES
14”	44”	11”
15”	47”	12”
16”	50”	12”
17”	54”	14”
18”	57”	14”
19”	60”	15”
20”	63 ”	16”
22”	69”	17”

Only GM Approved Wheel Refinisher:  Transwheel Corp.  1-800-892-3733

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED
BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
[Missing Graphic Reference]
Attachment 1C and 3C
GENERAL MOTORS 2010 CALENDAR YEAR
DAILY RENTAL ACQUISITION PROGRAM
TURN-IN STANDARDS and PROCEDURES
Effective for all vehicles inspected and accepted on or after February 15, 2010

EXHIBIT H
(Revised - April 14, 2010)

GM WINDSHIELD GLASS MANUFACTURERS

MANUFACTURER	BRAND	BRAND	BRAND	BRAND	BRAND
AGC	AP Tech	AP Technoglass	Asahi of America	Asahi	AP
Carlex
Pilkington	LOF	United LN
PPG	PGW
Guardian
Fuyao
Vitro	Crinamex	Autotemplex	Vitroflex
Saint Gobian Sekurit	Sekurit

2010 General Motors Return Guidelines
Final:  February 15, 2010

CONFIDENTIAL TREATMENT REQUESTED BY DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

REFERNCE INFORMATION ONLY. FOR DETAILED
RELEASE INFO, REFER TO VDS AND EPL
GM CONFIDENTIAL
2010 Tire Usage Chart with Construction Number

Product	Nameplate	Model	Tire Size	Part Number	Cons. Number	Service Desc	Tread Type	Side wall	Tire Brand	Tire Trade Name	RPO	TPC No	Mass	Police
Z	Saturn	Astra	225/40ZR18 P205/55R16 P225/45R17 T115/70R16	94728968 93357835 93357836 93358013	6X1430V 5X1330H 0505716B 47702	92W 89T 90H 92M	HWY AL2 AL3 SOR	BW BW BW BW	Dunlop Goodyear Hankook Continental	SP SPORT 01 Eagle LS2 H725A CST 17	NA NA NA NA	N/A 1338MS 1273MS 610	10.5 9.7 9.9 4.5
Y	Chevrolet	Corvette	P245/40ZR18 P245/40ZR18 P275/35ZR18	9597281 9597283 9594364	0X1302G 0X1322D 0X1341R	(88Y) (88Y) (87Y)	RF4 RF4 RF4	BW BW BW	Goodyear Goodyear Goodyear	Eagle F1 GS-2 EMT Eagle F1 SC EMT Eagle F1 SC EMT	XBH XND XFA	1215 1217 1213	12.7 12.8 13.4
			P285/30ZR19 P285/35ZR19 P285/35ZR19 P325/30ZR19 P335/25ZR20	9597151 9597282 9597284 9594365 9597152	S149019Y 0X1312G 0X1332D 0X1353C S149020L	(87Y) (90Y) (90Y) (94Y) (94Y)	RF4 RF4 RF4 RF4 RF4	BW BW BW BW BW	Michelin Goodyear Goodyear Goodyear Michelin	Pilot Sport 2ZP Eagle F1 GS-2 EMT Eagle F1 SC EMT Eagle F1 SC EMT Pilot Sport 2ZP	XFG YPI YTK YFJ YPS	1317 1216 1218 1214 1318	14.0 15.6 14.1 16.0 15.8
W	Chevrolet	Impala	P225/60R16 P225/60R16	9595364 9596038	PT144/4A 3X1540P	97V 97S	AL3 ALS	BW BW	Pirelli Goodyear	P6 FourSeasons Integrity	&QPP QPX	1286MS 1298MS	11.0 10.9	Yes
			P235/50R18	9595621	2X1560G	97W	AL3	BW	Goodyear	Eagle RS-A	QDG	1242MS	12.5
			T125/70D16	9597907	G38611B	96M	SPR	BW	Maxxis	MAXXIS	ZFH	513	7.5
TA	Chevrolet	HHR	P215/50R17 P215/55R16	9596224 9594284	DW736Q DP520T	90T 91H	AL2 AL3	BW BW	Firestone Firestone	Firehawk GTA 03 Firehawk GTA	QBV QDJ	1288MS 1209MS	11.2 10.0
			P215/55R16 P225/45R18 T115/70D15	9595766 9597384 9595431	DX135Q 134464D 2X1550B	91S 91W 90M	AL2 TBD SPR	BW BW BW	Firestone Michelin Goodyear	Affinity S4 Pilot HX MXM4 Convenience Spare	QDB TBD NONE	1287MS 1313MS 517	10.0 11.6 4.2
N	Cadillac	SRX	P235/55R20	9597405	MIC9597405	102H	AL3	BW	Michelin	TBD	QRX	1315MS	0.0
			P235/65R18	9597403	MIC9597403	104H	AL3	BW	Michelin	TBD	QMY	1314MS	0.0
			T135/70R18	9598115	G32213F	104M	SPR	BW	Maxxis	MAXXIS	ZAA	620	7.0
N	SAAB	9-4x	235/55R20 P235/55R20 P235/65R18 T135/70R18	9597406 9597405 9597403 9598115	CON9597406 MIC9597405 MIC9597403 G172A3C	102W 102H 104H 104M	HW4 AL3 AL3 SPR	BW BW BW BW	Continental Michelin Michelin Maxxis	TBD TBD TBD Convenience Spare	QJO QRX QMY ZAA	1316 1315MS 1314MS 620	0.0 0.0 0.0 7.0
M	Opel	Opel GT	245/45R18	9597956	067635.	100W	HW4	BW	Bridgestone	Potenza RE050A	QVX	NONE	0.0
M	Pontiac	Solstice	P245/45R18	9596139	4X1441C	96W	HW4	BW	Goodyear	Eagle F1 GS	QSL	1294	11.4
			P245/45R18	9598498	7X1400K	96W	AL3	BW	Goodyear	Eagle F1 A/S	QKR	1377MS	0.0
M	Saturn	Sky	P245/45R18	9596139	4X1441C	96W	HW4	BW	Goodyear	Eagle F1 GS	QSL	1294	11.4
			P245/45R18	9598498	7X1400K	96W	AL3	BW	Goodyear	Eagle F1 A/S	QKR	1377MS	0.0

1

REFERNCE INFORMATION ONLY. FOR DETAILED
RELEASE INFO, REFER TO VDS AND EPL
GM CONFIDENTIAL
2010 Tire Usage Chart with Construction Number

Product	Nameplate	Model	Tire Size	Part Number	Cons. Number	Service Desc	Tread Type	Side wall	Tire Brand	Tire Trade Name	RPO	TPC No	Mass	Police
K	Cadillac	DTS	LT235/60R17E LT235/60R17E P235/55R17 P235/55R17 P235/60R17/EL P245/50R18 T125/70R17	9595590 9596048 9593072 9593586 9593610 9595276 9598109	3X0050A 3X0050A 5X1122Q F2730U 7X1280F DV880Q 42032	112S 112S 98H 98H 103S 99H 98M	ALS ALS AL3 AL3 ALS AL3 SPR	WS BW BW BW WS BW BW	Goodyear Goodyear Goodyear Michelin Goodyear Bridgestone Continental	Radial LS Radial LS Eagle RS-A MXV4+ Eagle LS Turanza EL400 CST 17	QSG QSG QNB QCH QLD QJE NONE	2019MS 2019MS 1160MS 1160MS 1171MS 1247MS 614	16.1 16.1 11.0 12.0 14.0 13.6 5.0
H	Buick	Lucerne	P235/55R17 P235/55R17 P245/50R18 T125/70R16 T125/70R17	9593072 9593586 9595276 9595277 9598109	5X1122Q F2730U DV880Q 0205601C 42032	98H 98H 99H 96M 98M	AL3 AL3 AL3 SPR SPR	BW BW BW BW BW	Goodyear Michelin Bridgestone Hankook Continental	Eagle RS-A MXV4+ Turanza EL400 S300 CST 17	QNB QCH QJE NONE NONE	1160MS 1160MS 1247MS 615 614	11.0 12.0 13.6 0.0 5.0
E-8	Pontiac	G8	245/40R19 245/45R18 P245/40R19 P245/45R18	92201920 92201919 92206523 92202618	DS71B DP71B 7X1411D 7X1382D	94W 96V 94W 100V	HW4 HW4 AL3 AL3	BW BW BW BW	Bridgestone Bridgestone Goodyear Goodyear	Potenza RE050A Potenza RE050A Eagle RS-A Eagle LS2	QCZ QWD RP2 R1L	1347 1346 1366MS 1060MS	11.9 13.1 0.0 0.0
D	Cadillac	CTS	P235/50R18	9596641	133945N.	97V	AL3	BW	Michelin	Pilot HX MXM4 S2	QKE	1321MS	0.0
			P235/55R17	9596638	133939M.	98H	AL3	BW	Michelin	Pilot HX MXM4 S9	QCH	1160MS	0.0
			T135/70R18	9598115	G32213F	104M	SPR	BW	Maxxis	MAXXIS	ZAA	620	7.0
D	Cadillac	CTS-V	P255/40ZR19	9596643	S49048M	96Y	HW4	BW	Michelin	Pilot Sport 2	Q42	1356	12.4
			P285/35ZR19	9596644	S49049K	99Y	HW4	BW	Michelin	Pilot Sport 2	Q42	1357	13.8
D	Cadillac	STS	255/45R18 P235/50R17 P235/50R17 P235/50ZR18 P255/45R17 P255/45ZR18 T125/70R16	9596944 9594274 9594276 9596668 9595219 9596669 9594279	BF025900 F3151M F3152R F3182M F3181H F3153N 2X1540A	99Y 95S 95V 97W 98V 99W 96M	HW4 ALS AL3 AL3 AL3 AL3 SPR	BW BW BW BW BW BW BW	Bridgestone Michelin Michelin Michelin Michelin Michelin Goodyear	BS Potenza RE050A Energy LX4 Pilot HX MXM4 Pilot HX MXM4 Pilot HX MXM4 Pilot HX MXM4 Convenience Spare	QAF QKP QKS Q12 Q11 Q12 JL9	1342 1196MS 1198MS 1289MS 1230MS 1290MS 604	12.3 10.8 12.1 13.8 12.0 14.0 5.1
D	Cadillac	STS-V	P255/45R18	9595787	PGK028	99Y	RF4	BW	Pirelli	Euforia	Q19	1248	14.6
			P275/40R19	9595788	PGL025	101Y	RF4	BW	Pirelli	Euforia	Q19	1249	15.7
8	Chevrolet	Express	LT215/85R16/E LT225/75R16/E	9595584 9594172	80E99275 U05107R	112S 115S	ALS ALS	BW BW	General Uniroyal	AMERITRAC Laredo HP	QEC QHF	2016 2011MS	17.5 17.5
			LT245/75R16/E	9594727	BS836T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	NONE	20.0
			LT245/75R16/E	9594923	DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QIZ	2012MS	17.7
			P245/70R17	9597917	90075	108S	ALS	BW	General	AMERITRAC	QPR	1352MS	13.6

2

REFERNCE INFORMATION ONLY. FOR DETAILED
RELEASE INFO, REFER TO VDS AND EPL
GM CONFIDENTIAL
2010 Tire Usage Chart with Construction Number

Product	Nameplate	Model	Tire Size	Part Number	Cons. Number	Service Desc	Tread Type	Side wall	Tire Brand	Tire Trade Name	RPO	TPC No	Mass	Police
8	GMC	Savana	LT215/85R16/E LT225/75R16/E LT245/75R16/E LT245/75R16/E P245/70R17	9595584 9594172 9594727 9594923 9597917	80E99275 U05107R BS836T DR353T 90075	112S 115S 120S 120S 108S	ALS ALS ALS ALS ALS	BW BW BW BW BW	General Uniroyal Bridgestone Bridgestone General	AMERITRAC Laredo HP V-Steel RIB R265 V-Steel RIB R265 AMERITRAC	QEC QHF QLP QIZ QPR	2016 2011MS NONE 2012MS 1352MS	17.5 17.5 20.0 17.7 13.6
7L	Chevrolet	Equinox	P225/65R17 P235/55R18	9597966 9597627	134747G 0707609A	100T 99T	ALS AL2	BW BW	Michelin Hankook	Latitude touring H725/OPTIMO	QYZ QNT	1326MS 1324MS	11.6 0.0
			P235/55R19	9597628	0707623A	101H	AL3	BW	Hankook	H725/OPTIMO	QDT	1325MS	13.8
			T145/70R17	9596651	G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.0
7L	GMC	Terrain	P225/65R17 P235/55R18 P235/55R19 P235/55R19 T145/70R17	9597966 9597944 9597628 9598752 9596651	133928Q 134960B HAN9597628 0707623A G172A3C	100T 99T 101H 101H 106M	ALS AL2 AL3 AL3 SPR	BW BW BW BW BW	Michelin Michelin Hankook Hankook Maxxis	Latitude touring Latitude touring TBD H725/OPTIMO Convenience Spare	QYZ QNT QDT QDT NONE	1326MS 1380MS 1325MS 1325MS 623	17.0 12.3 0.0 13.8 7.0
7L	Saturn	Vue	P225/60R17 P235/55R18 P235/60R17 P235/65R16	9597677 9596477 9598377 9596277	6X1280A 0505607A EB576Q DZ373Q	98S 99H 100H 101S	ALS AL3 AL3 AL2	BW BW BW BW	Goodyear Hankook Firestone Firestone	Integrity H725 DESTINATION LE DESTINATION LE	QKY QDP QMU QKG	1264MS 1301MS 1268MS 1099MS	10.6 13.4 13.4 13.4
			T135/70R16	9596985	G31912E	100M	SPR	BW	Maxxis	MAXXIS	TBD	609	5.0
7L	Suzuki	XL7	P235/60R17	9598377	EB576Q	100H	AL3	BW	Firestone	DESTINATION LE	QMU	1268MS	13.4
			P235/65R16	9596277	DZ373Q	101S	AL2	BW	Firestone	DESTINATION LE	QKG	1099MS	13.4
			T155/90D16	9597854	G33511B	110M	SPR	BW	Maxxis	MAXXIS	ZAA	508	7.5
3Z	Chevrolet	Malibu	P215/55R17 P225/50R17 P225/50R18 P225/50R18 T125/70D16	9597699 9595515 9595888 9596797 9597907	ED072Q 0305308O 3X1510J LA190Q G38611B	93S 93S 94T 94W 96M	AL2 AL2 AL2 HW4 SPR	BW BW BW BW BW	Bridgestone Hankook Goodyear Bridgestone Maxxis	FS FR710 H725A Eagle LS2 Potenza RE050A MAXXIS	QGG QAD QYH QGQ ZFH	1323MS 1292MS 1257MS 1291 513	9.9 10.3 11.6 13.0 7.5
3Z	Pontiac	G6	P215/55R17 P225/50R17 P225/50R18 P225/50R18 T125/70D16	9597699 9595515 9595888 9596797 9592173	ED072Q 0305308O 3X1510J LA190Q 2X9934B	93S 93S 94T 94W 96M	AL2 AL2 AL2 HW4 SPR	BW BW BW BW BW	Bridgestone Hankook Goodyear Bridgestone Goodyear	FS FR710 H725A Eagle LS2 Potenza RE050A Convenience Spare	QGG QAD QYH QGQ ZFH	1323MS 1292MS 1257MS 1291 513	9.9 10.3 11.6 13.0 4.2
3Z	Saturn	AURA	P215/55R17 P225/50R17 P225/50R18 T125/70D16	9597699 9595515 9595888 9597907	ED072Q 0305308O 3X1510J G38611B	93S 93S 94T 96M	AL2 AL2 AL2 SPR	BW BW BW BW	Bridgestone Hankook Goodyear Maxxis	FS FR710 H725A Eagle LS2 MAXXIS	QGG QAD QYH ZFH	1323MS 1292MS 1257MS 513	9.9 10.3 11.6 7.5

 3

REFERNCE INFORMATION ONLY. FOR DETAILED
RELEASE INFO, REFER TO VDS AND EPL
GM CONFIDENTIAL
2010 Tire Usage Chart with Construction Number

Product	Nameplate	Model	Tire Size	Part Number	Cons. Number	Service Desc	Tread Type	Side wall	Tire Brand	Tire Trade Name	RPO	TPC No	Mass	Police
3A	Chevrolet	Cobalt	195/65R15 225/40R18 P195/60R15 P205/50R17 P205/55R16 T115/70D15 T115/70R16	9598473 9597587 9598472 9595430 9597022 9595431 90539545	7X1450 88610 57711 33/4H 0505208A 2X1550B DD424G	89S 92Y 87S 90H 89H 90M 92M	ALS HW4 ALS AL3 AL3 SPR SPR	BW BW BW BW BW BW BW	Goodyear Continental Continental Pirelli Hankook Goodyear Firestone	Integrity Sport Contact 2 Touring Contact AS P6 FourSeasons H725 Convenience Spare Tempa Spare	N2H QPA RPJ QBU QLG NONE NONE	1365MS 1322 1179MS 1267MS 1130MS 517 610	8.4 12.0 8.4 10.4 10.3 4.2 4.2
			T115/70R16	9598593	EC189-G	92M	SPA	BW	Firestone	Tempa Spare	NA	610	4.5
3A	Pontiac	G5	P195/60R15 P205/50R17 P205/55R16 T115/70D15 T115/70R16 T115/70R16	9598472 9595430 9597022 9595431 90539545 9598593	57711 33/4H 0505710C 2X1550B DD424G EC189-G	87S 90H 89H 90M 92M 92M	ALS AL3 AL3 SPR SPR SPA	BW BW BW BW BW BW	Continental Pirelli Hankook Goodyear Firestone Firestone	Touring Contact AS P6 FourSeasons H725A Convenience Spare Tempa Spare Tempa Spare	RPJ QBU QLG NONE NONE NA	1179MS 1267MS 1130MS 517 610 610	8.4 10.4 10.3 4.2 4.2 4.5
2T	Chevrolet	Aveo	185/55R15 185/55R15 P185/60R14 P185/60R14 T105/70D14 T105/70D14	96653069 96887759 96534945 96534945 96534929 96534929	P96653069 EC509Q KE-5H GT811A01 HAN96534929 UM96534929	82V 82V 82H 82H 84M 84M	AL3 AL3 AL3 AL3 SPR SPR	BW BW BW BW BW BW	Hankook Firestone Hankook Kumho Hankook Kumho	H418 Firehawk GTV H420 722 S400 121	? ? Q98 Q98 QQS QQS	NONE 1345MS 1068MS 1068MS NONE NONE	0.0 8.2 7.0 7.3 0.0 0.0
2T	Pontiac	G3	185/55R15 185/55R15 P185/60R14 P185/60R14 T105/70D14 T105/70D14	96653069 96887759 96534945 96534945 96534929 96534929	P96653069 EC509Q KE-5H GT811A01 HAN96534929 UM96534929	82V 82V 82H 82H 84M 84M	AL3 AL3 AL3 AL3 SPR SPR	BW BW BW BW BW BW	Hankook Firestone Hankook Kumho Hankook Kumho	H418 Firehawk GTV H420 722 S400 121	? ? Q98 Q98 QQS QQS	NONE 1345MS 1068MS 1068MS NONE NONE	0.0 8.2 7.0 7.3 0.0 0.0
2T	Pontiac	Vibe	215/50R17 P205/55R16 P215/50R17	42652-AG070 42652-AG010 42652-AG091-A	UN42652-AG0 DY42652-AG0 TBD	91V 89H 90H	HW4 AL3 AL3	BW BW BW	Dunlop Goodyear Firestone	SP9000 Eagle RS-A Transforce AT	NONE NONE NONE	NONE NONE NONE	0.0 0.0 0.0
			T135/70R16 T135/80R16	42652-02690 42652-01070	IR42652-0269 IR42652-0107	100M 101M	SPR SPR	BW BW	Firestone Firestone	Tempa Spare Tempa Spare	NONE NONE	NONE NONE	0.0 0.0

4

REFERNCE INFORMATION ONLY. FOR DETAILED
RELEASE INFO, REFER TO VDS AND EPL
GM CONFIDENTIAL
2010 Tire Usage Chart with Construction Number

Product	Nameplate	Model	Tire Size	Part Number	Cons. Number	Service Desc	Tread Type	Side wall	Tire Brand	Tire Trade Name	RPO	TPC No	Mass	Police
2T	Pontiac	Wave	185/55R15 185/55R15 P185/60R14 P185/60R14 T105/70D14 T105/70D14	96653069 96887759 96534945 96534945 96534929 96534929	P96653069 EC509Q KE-5H GT811A01 HAN96534929 UM96534929	82V 82V 82H 82H 84M 84M	AL3 AL3 AL3 AL3 SPR SPR	BW BW BW BW BW BW	Hankook Firestone Hankook Kumho Hankook Kumho	H418 Firehawk GTV H420 722 S400 121	? ? Q98 Q98 QQS QQS	NONE 1345MS 1068MS 1068MS NONE NONE	0.0 8.2 7.0 7.3 0.0 0.0
2J	Chevrolet	Optra	P195/55R15 P195/55R15	96458016 96458016	HAN96458016 KUM96458016	84V 84V	ALS ALS	BW BW	Hankook Kumho	H420 ECSTA HP4	QTL QTL	NONE NONE	0.0 0.0
			T125/70D15	96212162	HAN96212162	95M	SPR	BW	Hankook	S400	QQT	NONE	0.0
			T125/70D15	96212162	KUM96212162	95M	SPR	BW	Kumho	121	QQT	NONE	0.0
17	Buick	Enclave	P255/55R20 P255/60R19 P255/60R19 T145/70R17	9598549 9596132 9596574 9596651	ED883Q 4X1431B 133928Q G172A3C	107H 108H 108S 106M	AL3 AL3 ALS SPR	BW BW BW BW	Bridgestone Goodyear Michelin Maxxis	Dueler A/T Eagle RS-A Latitude touring Convenience Spare	QQD QCW QUP NONE	1372MS 1263MS 1278MS 623	16.9 15.5 17.0 7.0
17	Chevrolet	Traverse	P245/70R17 P255/55R20 P255/65R18 T145/70R17	9597511 9598549 9595797 9596651	55367 ED883Q 3X1491D G172A3C	108S 107H 109S 106M	ALS AL3 ALS SPR	BW BW BW BW	General Bridgestone Goodyear Maxxis	Grabber HTS Dueler A/T Fortera HL Convenience Spare	QPR QQD QLW NONE	1359MS 1372MS 1259MS 623	14.6 16.9 16.4 7.0
17	GMC	Acadia	P255/55R20 P255/60R19 P255/65R18 T145/70R17	9598549 9596132 9595797 9596651	ED883Q 4X1431B 3X1491D G172A3C	107H 108H 109S 106M	AL3 AL3 ALS SPR	BW BW BW BW	Bridgestone Goodyear Goodyear Maxxis	Dueler A/T Eagle RS-A Fortera HL Convenience Spare	QQD QCW QLW NONE	1372MS 1263MS 1259MS 623	16.9 15.5 16.4 7.0
17	Saturn	OUTLOOK	P255/55R20	9598549	ED883Q	107H	AL3	BW	Bridgestone	Dueler A/T	QQD	1372MS	16.9
			P255/65R18	9595797	3X1491D	109S	ALS	BW	Goodyear	Fortera HL	QLW	1259MS	16.4
			T145/70R17	9596651	G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.0
15	Hummer	H2	LT305/60R20	9595939	4X0022A	118S	AT	BW	Goodyear	Wrangler SR-A	QHJ	2338	26.5
			LT315/70R17D	9594592	U05156L	121Q	OOR	BW	Goodrich	All Terrain T/A KO	QHW	2327	29.4
12	Chevrolet	Colorado	P215/70R16 P235/50R18 P235/75R16 P235/75R16 P265/70R17 T155/90D17	9598232 9595621 9596400 9597839 9597149 9597838	293215 2X1560G 3X1441M EC168G DZ504G G355A1A	99S 97W 106S 106S 113S 112M	ALS AL3 ALS OOR OOR SPR	BW BW BW BW BW BW	General Goodyear Goodyear Firestone Bridgestone Maxxis	Grabber HTS Eagle RS-A Wrangler S/T DESTINATION AT Dueler A/T Spare tire	QRD QDG QNF QSR QJP ZCY	1374MS 1242MS 1272MS 2346 2345 518	11.0 12.5 14.5 15.5 18.7 8.1

 5

REFERNCE INFORMATION ONLY. FOR DETAILED
RELEASE INFO, REFER TO VDS AND EPL
GM CONFIDENTIAL
2010 Tire Usage Chart with Construction Number

Product	Nameplate	Model	Tire Size	Part Number	Cons. Number	Service Desc	Tread Type	Side wall	Tire Brand	Tire Trade Name	RPO	TPC No	Mass	Police
12	GMC	Canyon	P215/70R16 P235/50R18	9598232 9595621	293215 2X1560G	99S 97W	ALS AL3	BW BW	General Goodyear	Grabber HTS Eagle RS-A	QRD QDG	1374MS 1242MS	11.0 12.5
			P235/75R16	9596400	3X1441M	106S	ALS	BW	Goodyear	Wrangler S/T	QNF	1272MS	14.5
			P235/75R16	9597839	EC168G	106S	OOR	BW	Firestone	DESTINATION AT	QSR	2346	15.5
			P265/70R17	9597149	DZ504G	113S	OOR	BW	Bridgestone	Dueler A/T	QJP	2345	18.7
			T155/90D17	9597838	G355A1A	112M	SPR	BW	Maxxis	Spare tire	ZCY	518	8.1
12	Hummer	H-3	LT285/75R16 P265/75R16 P265/75R16 P265/75R16	9595349 9592844 9597979 9598087	DW561Q 8D1010J 134098F 134098F	116Q 114H 114T 114T	OOR AT AT AT	BW BW BW BW	Bridgestone Goodyear Goodrich Goodrich	Dueler A/T Wrangler RT/S Rugged Trail T/A Rugged Trail T/A	QLB QHS QAX ZAX	2330 NONE 2353 2353	24.0 19.0 18.3 18.3
12	Hummer	H-3G	LT285/75R16	9595349	DW561Q	116Q	OOR	BW	Bridgestone	Dueler A/T	QLB	2330	24.0
			P265/75R16	9592844	8D1010J-SA	114H	AT	BW	Goodyear	Wrangler RT/S	QHS	NONE	19.0
12	Hummer	H3T	LT285/75R16 P265/75R16 P265/75R16 P265/75R16	9595349 9592844 9597979 9598087	DW561Q 8D1010J 134098F 134098F	116Q 114H 114T 114T	OOR AT AT AT	BW BW BW BW	Bridgestone Goodyear Goodrich Goodrich	Dueler A/T Wrangler RT/S Rugged Trail T/A Rugged Trail T/A	QLB QHS QAX ZAX	2330 NONE 2353 2353	24.0 19.0 18.3 18.3
1	Cadillac	Escalade	P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
			P265/65R18	9595446	LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.5
			P285/45R22	9595860	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.3
1	Cadillac	Escalade	P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
		ESV
			P265/65R18	9595446	LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.5
			P285/45R22	9595860	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.3
1	Cadillac	Escalade Ext	P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
			P265/65R18	9595446	LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.5
			P285/45R22	9595860	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.3
1	Chevrolet	Avalanche	P265/65R18 P265/70R17 P265/70R17	9595979 9598256 9598681	DY284G 88750. 8X1420B	112S 113H 113S	OOR OOR AL2	BW BW BW	Bridgestone General Goodyear	Dueler A/T RH-S AMERITRAC TR Wrangler HP	QXN QBL QAN	2337 2356 1183MS	18.6 17.0 17.0
			P275/55R20 P285/50R20	9598428 9597940	EC513Q 5X1430	111S 111H	AL2 AL3	BW BW	Bridgestone Goodyear	Dueler H/L Alenza Eagle GT2	QSS QHX	1245MS 1341MS	18.9 18.5

 6

REFERNCE INFORMATION ONLY. FOR DETAILED
RELEASE INFO, REFER TO VDS AND EPL
GM CONFIDENTIAL
2010 Tire Usage Chart with Construction Number

Product	Nameplate	Model	Tire Size	Part Number	Cons. Number	Service Desc	Tread Type	Side wall	Tire Brand	Tire Trade Name	RPO	TPC No	Mass	Police
1	Chevrolet	Silverado	LT245/70R17C P245/70R17 P245/70R17 P265/65R18 P265/65R18 P265/65R18 P265/65R18	9595505 9595310 9597589 9595979 9595980 9597230 9597231	DX998G 74345 86000 DY284G DY284G EB546G EB546G	108Q 108H 108S 112S 112S 112S 112S	AT ALS ALS OOR OOR ALS ALS	BW BW BW BW WOL BW WOL	Firestone General General Bridgestone Bridgestone Bridgestone Bridgestone	Transforce AT AMERITRAC AMERITRAC Dueler A/T RH-S Dueler A/T RH-S FS Destination LE FS Destination LE	QXR QNM QPR QXN QXQ QMG QMH	2332 NONE 1234MS 2337 2337 1302MS 1302MS	17.6 15.3 14.6 18.6 18.6 18.6 18.6
			P265/70R17 P265/70R17 P265/70R17 P265/70R17 P265/70R17 P275/55R20 P275/55R20	9593913 9594342 9594729 9594730 9598256 9597132 9598428	8D1051D 8D1051D 1X1051D 1X1051D 88750. 3X1421A EC513Q	113S 113S 113S 113S 113H 111S 111S	OOR OOR ALS ALS OOR AL2 AL2	BW WOL BW WOL BW BW BW	Goodyear Goodyear Goodyear Goodyear General Goodyear Bridgestone	Wrangler AT/S Wrangler AT/S Wrangler S/T Wrangler S/T AMERITRAC TR Eagle LS2 Dueler H/L Alenza	QJP QJM QVL QVM QBL QSS QSS	2323 2323 1210MS 1210MS 2356 1245MS 1245MS	18.6 18.6 17.6 17.6 17.0 18.4 18.9
1	Chevrolet	Silverado HD	LT225/75R17 LT225/75R17 LT245/75R16/E LT245/75R16/E LT265/70R17/E LT265/70R17/E LT265/75R16 LT265/75R16/E	9597299 9597339 9594923 9597592 9595449 9595675 9597471 9595243	88295 88490 DR353T DZ796T DX488G 3X0083A 6X0080 EA921T	116Q 116Q 120S 120R 121Q 121S 123R 123Q	HWY OOR ALS OOR AT AT OOR OOR	BW BW BW BW BW BW BW BW	General General Bridgestone Bridgestone Bridgestone Goodyear Goodyear Bridgestone	Grabber AW Grabber TR V-Steel RIB R265 Duravis M773 Duravis M700 Wrangler SR-A Wrangler Silent Armor Duravis M773	QBD QCV QIZ QIW QXT QXU QIT QER	2020 2343 2012MS 2310 2334 2336 NONE 2331	17.7 17.9 17.7 18.5 22.0 22.2 23.6 21.7
1	Chevrolet	Suburban	LT245/75R16/E LT245/75R16/E LT245/75R16/E LT265/70R17/E LT265/75R16 P265/65R18 P265/70R17 P265/70R17 P275/55R20 P285/50R20	9594727 9594923 9597592 9595449 9597471 9595446 9598256 9598681 9598428 9597940	BS836T DR353T DZ796T DX488G 6X0080 LA171T 88750. 8X1420B EC513Q 5X1430	120S 120S 120R 121Q 123R 112H 113H 113S 111S 111H	ALS ALS OOR AT OOR AL3 OOR AL2 AL2 AL3	BW BW BW BW BW BW BW BW BW BW	Bridgestone Bridgestone Bridgestone Bridgestone Goodyear Bridgestone General Goodyear Bridgestone Goodyear	V-Steel RIB R265 V-Steel RIB R265 Duravis M773 Duravis M700 Wrangler Silent Armor Dueler H/L AMERITRAC TR Wrangler HP Dueler H/L Alenza Eagle GT2	QLP QIZ QIW QXT QIT QXO QBL QAN QSS QHX	NONE 2012MS 2310 2334 NONE 1240MS 2356 1183MS 1245MS 1341MS	20.0 17.7 18.5 22.0 23.6 18.5 17.0 17.0 18.9 18.5

 7

REFERNCE INFORMATION ONLY. FOR DETAILED
RELEASE INFO, REFER TO VDS AND EPL
GM CONFIDENTIAL
2010 Tire Usage Chart with Construction Number

Product	Nameplate	Model	Tire Size	Part Number	Cons. Number	Service Desc	Tread Type	Side wall	Tire Brand	Tire Trade Name	RPO	TPC No	Mass	Police
1	Chevrolet	Tahoe	P265/60R17 P265/60R17 P265/65R18 P265/65R18 P265/65R18 P265/70R17 P265/70R17	9596127 9596127 9595443 9595446 9595979 9593913 9594342	GDY9596127 4X1501C DX199G LA171T DY284G 8D1051D 8D1051D	108H 108H 112S 112H 112S 113S 113S	AL3 AL3 AL2 AL3 OOR OOR OOR	BW BW BW BW BW BW WOL	Goodyear Goodyear Bridgestone Bridgestone Bridgestone Goodyear Goodyear	Eagle RS-A Eagle RS-A Dueler H/T Dueler H/L Dueler A/T RH-S Wrangler AT/S Wrangler AT/S	QVT QVT QXK QXO QXN QJP QJM	1275MS 1275MS 1239MS 1240MS 2337 2323 2323	16.1 16.1 18.2 18.5 18.6 18.6 18.6	Yes Yes
			P265/70R17 P265/70R17 P265/70R17 P275/55R20 P285/50R20	9596719 9598256 9598681 9598428 9597940	5X1302A 88750. 8X1420B EC513Q 5X1430	113S 113H 113S 111S 111H	AL2 OOR AL2 AL2 AL3	BW BW BW BW BW	Goodyear General Goodyear Bridgestone Goodyear	Wrangler HP AMERITRAC TR Wrangler HP Dueler H/L Alenza Eagle GT2	QGI QBL QAN QSS QHX	1319MS 2356 1183MS 1245MS 1341MS	19.9 17.0 17.0 18.9 18.5
1	GMC	Sierra	LT245/70R17C P245/70R17 P245/70R17 P265/65R18 P265/65R18 P265/65R18	9595505 9595310 9597589 9595979 9595980 9597230	DX998G 74345 86000 DY284G DY284G EB546G	108Q 108H 108S 112S 112S 112S	AT ALS ALS OOR OOR ALS	BW BW BW BW WOL BW	Firestone General General Bridgestone Bridgestone Bridgestone	Transforce AT AMERITRAC AMERITRAC Dueler A/T RH-S Dueler A/T RH-S FS Destination LE	QXR QNM QPR QXN QXQ QMG	2332 NONE 1234MS 2337 2337 1302MS	17.6 15.3 14.6 18.6 18.6 18.6
			P265/65R18 P265/70R17 P265/70R17 P265/70R17 P265/70R17 P265/70R17 P275/55R20 P275/55R20	9597231 9593913 9594342 9594729 9594730 9598256 9597132 9598428	EB546G 8D1051D 8D1051D 1X1051D 1X1051D 88750. 3X1421A EC513Q	112S 113S 113S 113S 113S 113H 111S 111S	ALS OOR OOR ALS ALS OOR AL2 AL2	WOL BW WOL BW WOL BW BW BW	Bridgestone Goodyear Goodyear Goodyear Goodyear General Goodyear Bridgestone	FS Destination LE Wrangler AT/S Wrangler AT/S Wrangler S/T Wrangler S/T AMERITRAC TR Eagle LS2 Dueler H/L Alenza	QMH QJP QJM QVL QVM QBL QSS QSS	1302MS 2323 2323 1210MS 1210MS 2356 1245MS 1245MS	18.6 18.6 18.6 17.6 17.6 17.0 18.4 18.9
1	GMC	Sierra HD	LT225/75R17 LT225/75R17 LT245/75R16/E	9597299 9597339 9594923	88295 88490 DR353T	116Q 116Q 120S	HWY OOR ALS	BW BW BW	General General Bridgestone	Grabber AW Grabber TR V-Steel RIB R265	QBD QCV QIZ	2020 2343 2012MS	17.7 17.9 17.7
			LT245/75R16/E LT265/70R17/E LT265/70R17/E LT265/75R16 LT265/75R16/E	9597592 9595449 9595675 9597471 9595243	DZ796T DX488G 3X0083A 6X0080 EA921T	120R 121Q 121S 123R 123Q	OOR AT AT OOR OOR	BW BW BW BW BW	Bridgestone Bridgestone Goodyear Goodyear Bridgestone	Duravis M773 Duravis M700 Wrangler SR-A Wrangler Silent Armor Duravis M773	QIW QXT QXU QIT QER	2310 2334 2336 NONE 2331	18.5 22.0 22.2 23.6 21.7

 8

REFERNCE INFORMATION ONLY. FOR DETAILED
RELEASE INFO, REFER TO VDS AND EPL
GM CONFIDENTIAL
2010 Tire Usage Chart with Construction Number

Product	Nameplate	Model	Tire Size	Part Number	Cons. Number	Service Desc	Tread Type	Side wall	Tire Brand	Tire Trade Name	RPO	TPC No	Mass	Police
1	GMC	Yukon	P265/65R18 P265/65R18 P265/70R17 P265/70R17 P265/70R17 P265/70R17 P275/55R20 P285/50R20	9595443 9595446 9593913 9594342 9598256 9598681 9598428 9597940	DX199G LA171T 8D1051D 8D1051D 88750. 8X1420B EC513Q 5X1430	112S 112H 113S 113S 113H 113S 111S 111H	AL2 AL3 OOR OOR OOR AL2 AL2 AL3	BW BW BW WOL BW BW BW BW	Bridgestone Bridgestone Goodyear Goodyear General Goodyear Bridgestone Goodyear	Dueler H/T Dueler H/L Wrangler AT/S Wrangler AT/S AMERITRAC TR Wrangler HP Dueler H/L Alenza Eagle GT2	QXK QXO QJP QJM QBL QAN QSS QHX	1239MS 1240MS 2323 2323 2356 1183MS 1245MS 1341MS	18.2 18.5 18.6 18.6 17.0 17.0 18.9 18.5
1	GMC	Yukon - XL	LT245/75R16/E LT245/75R16/E LT245/75R16/E LT265/70R17/E LT265/75R16 P265/70R17 P265/70R17 P275/55R20 P285/50R20	9594727 9594923 9597592 9595449 9597471 9598256 9598681 9598428 9597940	BS836T DR353T DZ796T DX488G 6X0080 88750. 8X1420B EC513Q 5X1430	120S 120S 120R 121Q 123R 113H 113S 111S 111H	ALS ALS OOR AT OOR OOR AL2 AL2 AL3	BW BW BW BW BW BW BW BW BW	Bridgestone Bridgestone Bridgestone Bridgestone Goodyear General Goodyear Bridgestone Goodyear	V-Steel RIB R265 V-Steel RIB R265 Duravis M773 Duravis M700 Wrangler Silent Armor AMERITRAC TR Wrangler HP Dueler H/L Alenza Eagle GT2	QLP QIZ QIW QXT QIT QBL QAN QSS QHX	NONE 2012MS 2310 2334 NONE 2356 1183MS 1245MS 1341MS	20.0 17.7 18.5 22.0 23.6 17.0 17.0 18.9 18.5
1	GMC	Yukon - XL	P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
		Denali
			P275/55R20	9598428	EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.9
			P285/50R20	9597940	5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.5
1	GMC	Yukon Denali	P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
			P275/55R20	9598428	EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.9
			P285/50R20	9597940	5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.5
1	GMT900	SPARE	LT225/75R17 LT225/75R17 LT245/75R16/E LT265/70R17/E LT265/75R16 LT265/75R16/E P265/70R17 P265/70R17	9597299 9597339 9594923 9595675 9597471 9595243 9594729 9598256	88295 88490 DR353T 3X0083A 6X0080 EA921T 1X1051D 88750.	116Q 116Q 120S 121S 123R 123Q 113S 113H	HWY OOR ALS AT OOR OOR ALS OOR	BW BW BW BW BW BW BW BW	General General Bridgestone Goodyear Goodyear Bridgestone Goodyear General	Grabber AW Grabber TR V-Steel RIB R265 Wrangler SR-A Wrangler Silent Armor Duravis M773 Wrangler S/T AMERITRAC TR	QBD QCV QIZ QXU QIT QER QVL QBL	2020 2343 2012MS 2336 NONE 2331 1210MS 2356	17.7 17.9 17.7 22.2 23.6 21.7 17.6 17.0
0G	Buick	LaCrosse	P235/50R18 P245/40R19 P245/50R17 T125/70R17	9596641 9597492 9597556 13235024	133945N ED478Q 134580K GEPS12D	97V 98H 98H 98M	AL3 HW4 AL3 SPR	BW BW BW BW	Michelin Bridgestone Michelin Maxxis	Pilot HX MXM4 Potenza RE92A Primacy MXM4 MAXXIS	QKE QWT QFV Q77	1321MS 1355MS 1353MS 619	12.5 13.1 11.6 5.4

 9

REFERNCE INFORMATION ONLY. FOR DETAILED
RELEASE INFO, REFER TO VDS AND EPL
GM CONFIDENTIAL
2010 Tire Usage Chart with Construction Number

Product	Nameplate	Model	Tire Size	Part Number	Cons. Number	Service Desc	Tread Type	Side wall	Tire Brand	Tire Trade Name	RPO	TPC No	Mass	Police
?	Cadillac	CTS	235/50ZR18	9596640	149009N	97Y	HW4	BW	Michelin	Pilot Sport 2	QUR	1320	12.4
?	Cadillac	CTS-Wagon	235/50ZR18	9596640	149009N	97Y	HW4	BW	Michelin	Pilot Sport 2	QUR	1320	12.4
?	Chevrolet	Camaro	245/40ZR21 245/45ZR20 275/35ZR21 275/40ZR20 P245/50ZR19 P245/55R18 P255/60R18 T155/70R18	92205121 92197179 92205122 92197178 92197180 92197181 92197177 92197182	PCT05 27508E PCU05 27408A 4608L 134408L BFS92197177 G511A2A	100Y 103Y 103Y 106Y 104W 102T 99T 112M	HW4 HW4 HW4 HW4 AL3 AL2 AL2 SPR	BW BW BW BW BW BW ? BW	Pirelli Pirelli Pirelli Pirelli Pirelli Goodrich Bridgestone Maxxis	P Zero P Zero P Zero P Zero P Zero Nero Radial T/A Spec FS FR710 MAXXIS	SPO QOO SPO QOO QZN QAM QAM N65	1349 1334 1348 1335 1333MS 1332MS TBD 622	0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
?	Chevrolet	Spark	185/55R15	96653069	P96653069	82V	AL3	BW	Hankook	H418	?	NONE	0.0

10

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Attachment 3

GENERAL MOTORS COMPANY
2011MY SHORT-TERM YT9 - DAILY RENTAL PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:

2011 Model Year Short-Term Daily Rental Purchase Program for Daily Rental Operators
Program Code: YT9 (DTG Only)
Program No. 03-11AP9-1

2.	PROGRAM DESCRIPTION:

To provide General Motors dealers certain purchase information on selected 2011 model year passenger cars and light duty trucks sold and delivered by GM dealers to qualified daily rental operators and eligible for purchase by General Motors in accordance with the guidelines herein.

This program contains the following attachments:

Attachment 3A:	Vehicle Depreciation Rates
Attachment 3B:	Required Minimum Equipment Levels
Attachment 3C:	GM 2010CY Daily Rental Guaranteed Residual Program Turn-In Standards And Procedures

3.	PROGRAM ALLOWANCES:

The purchase amount shall be calculated beginning with dealer invoice including freight.  Deducted from Dealer Invoice will be depreciation factored on the monthly depreciation rate times 12 months and divided by 365 days in the year multiplied by the number of days in service determined by the day the vehicle is returned to and accepted by General Motors in accordance with GM 2010CY Daily Rental Guaranteed Residual Program Turn-In Standards And Procedures (Attachment 3C).

-
Return purchase amount will be net of calculated depreciation and applicable damage including MET items and/or mileage penalties as well as any other applicable administration fees as noted in the GM 2010CY Daily Rental Guaranteed Residual Program Turn-In Standards And Procedures (Attachment 3C).

-	In-service date shall be five (5) days following the expiration in-transit date as shown on the factory invoice.

-	Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental fleet customer meets all program parameters and completes the sign-off procedures.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Attachment 3

Vehicles are not eligible for Preferred Equipment Group (P.E.G.)/Option package discounts.

The following models are not eligible:  Van Conversions (including Hi-Cube and Step-Van) & Full Size Cargo Vans.

Vehicles delivered from dealer inventory are not eligible for enrollment in the 2011 Daily Rental Purchase Program.

4.	ORDER/ DELIVERY/IN-SERVICE/PRODUCTION PERIOD:

Order - beginning with announcement of the 2011 model year program and ending when dealers are notified that 2011 model year orders are no longer being accepted.

Fleet Order Type                                                                FDR
Mandatory Ordering Options                                          VN9 + YT9
Customer Assigned UPC
Minimum Equipment                                                          See Attachment 3B

Delivery
All eligible units must be delivered to the ultimate customer through a General Motors dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or individual are ineligible for payment.

All deliveries to customers with a valid Fleet Account Number (GM FAN) must be reported as fleet deliveries regardless of order type.

Required Fleet Delivery Type                                                                           020 – Daily Rental

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build in a requested time frame.

In-Service Requirements
Minimum In-Service Period - 7 months
Maximum In-Service Period - 18 months or July 31, 2012 (whichever occurs first).

Mileage Requirements:
-	0-150 days in Service - 19,000 Free Miles
-	151-547 days in Service - 24,000 Free Miles
-	Excess Mileage Charge: $0.40/excess mile

All units to be purchased by General Motors Company under this program must be returned and accepted by July 31, 2012.  Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from in-service date.  GM reserves the right to audit the rental company to ensure compliance with the minimum six (6) month in-service requirement.  Frame, fire and/or water damaged vehicles which are ineligible for purchase have no minimum in-service period.  Documentation on these vehicles must be retained on file for audit purposes.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Attachment 3

All vehicles including non-returned vehicles supplied by GM under this agreement are subject to the export control laws and regulations of the United Sates (U.S.) and shall comply with such laws and regulations.

5.	ELIGIBLE MODELS/REQUIRED OPTIONS AND/OR ORDER TYPES:

Eligible models are all new and unused 2011 General Motors models, specified on Attachment 3A, with required minimum factory installed equipment levels specified on Attachment 3B and processing options ordered for qualified daily rental operators for use as daily rental vehicles and delivered by GM dealers.

All qualified fleet orders for eligible models received from dealers must contain a valid Fleet Order Type.

Ordering Instructions:  All purchase orders must contain fleet processing option VN9, YT9, and your customer UPC processing code.  Vehicles must be ordered with minimum option requirements specified on Attachment 3B.

Dealer must take full responsibility for including the proper processing option on all orders.  Should errors occur in the ordering of vehicles, resulting in diversions or re-invoicing, the dealer may be charged an administrative fee.

All qualified fleet orders for eligible models received from the dealer must contain the Fleet Account Number (GM FAN) of record and account name.

The ordering entity is responsible for checking dealer order acknowledgements to verify accuracy of order submitted.  Qualifying dealer orders currently on hand or in the system can be amended or canceled and reordered if they have not been released to production and the appropriate codes are included.  This is the ordering dealer's responsibility.

Fleet orders submitted with Fleet Processing Option VN9 and incompatible retail incentive options will be rejected with an error message.

Colors Not Eligible for Purchase - Refer Mandatory Optional Equipment.

Required Options - Processing Option VN9+YT9 and your customer assigned UPC processing code must be ordered by the dealer on purchase vehicles to be enrolled in the 2011 Model Year Daily Rental Purchase Program.  Processing Option VN9 will provide a net invoice - less holdback.

Units delivered to your drop ship sites should have your assigned UPC processing code (Customer Code) on the window label and delivery receipts should be checked to verify proper ownership of the vehicle.  GM Customer Support should be contacted immediately regarding units delivered to the wrong drop ship site to determine the appropriate course of action.  Units that were incorrectly delivered must not be placed into rental service.  GM reserves the right to deny incentives on units in rental service that have been incorrectly delivered, accepted, or titled.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Attachment 3

6.	COMPATIBLE INCENTIVE/ALLOWANCE PROGRAMS:

Vehicles enrolled in the 2011 Model Year Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), and any General Motors Dealer Rent A Car program.

7.	METHOD OF APPLICATION: Not Applicable.

8.	METHOD OF PAYMENT:

Check to title holder or financial institution upon receipt and clearance of proper paperwork at an approved GM turn-in site and General Motors Company.

Purchase payment is made in the form of a check to the title holder or financial institution at the address shown on the title, or address information received in the form of a RAVE record, unless prior arrangements are made.

The Payment Modification System (PMS) provides an effective method to redirect purchase checks to lending institutions as co-payee with the titled owner.

If a lender and a daily rental operator desire co-payee/redirection, please direct requests for additional information in writing to:

ACS                                           Jennifer Bartolomei
2900 S. Diablo Way                 Ph# 602-797-5335
Suite 161                                    Fax 602-797-6551
Tempe, Az.  85282                    gmincentives@acs-inc.com

9.	FINAL DATE FOR SUBMISSION OF APPLICATIONS AND RESOLUTION OF ALL APPLICABLE REJECTS: Not Applicable

10.	POLICY FOR CORRECTING VEHICLE PROGRAM STATUS:

Units are eligible to be moved from one program type to another upon submitted request to General Motors.  Based on verification and approval by General Motors, vehicles will be invoice adjusted in BARS to reflect a change in program enrollment.  BARS will electronically transmit an updated Enrollment Record to RIMS within 3 business days thereby acknowledging the change though out all General Motors systems.  For example, units can be moved from long-term tiered depreciation programs to short-term flat rate depreciation programs or vice versa.  Some examples of acceptable situations are errors due to GM VOMS order editing tables and customer/dealer order entry (Note:  Examples listed are not intended to be an inclusive list of acceptable reasons for change.  Other reasons may also be valid).

General Motors will make every effort to accommodate request to rectify errors in program status.  Unfortunately General Motors cannot correct program status errors outside of its control.  It is the responsibility of the rental account to identify such problems and make request on a VIN detail basis prior to the vehicle entering the auction process.  Changes will not be considered after the vehicle has a valid Grounding Record in RIMS.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Attachment 3

Request for program change on 2011 model year vehicles must be made prior to December 31, 2011 and 15 business days prior to a valid grounding record in RIMS.  No change will be considered on in-service vehicles outside of this policy.

11.	OTHER PROGRAM GUIDELINES:

A.	This is the General Motors guideline regarding the definition of a "rental" vehicle:

"The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing and not rental and will make the vehicle ineligible for purchase."

In the event a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for purchase.  If necessary, General Motors will audit the rental company to ensure compliance with this guideline.

B.
All General Motors general guidelines and definition of terms relative to incentive programs (refer to General Motors Dealer Sales Allowance and Incentive Manual Articles 2 and 3) that were supplied to your dealership apply to this program.

C.
All eligible units must be delivered to the ultimate customer through a General Motors dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or individual are ineligible for payment.

D.	All deliveries to customers with a valid Fleet Account Number (GM FAN) must be reported as fleet deliveries regardless of order type.

E.	Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement(s).

F.	Orders not produced during the 2011 model production period will be canceled. There are no provisions for dealers and/or rental customers to receive any allowance for canceled orders.

G.
Optional equipment and, in special circumstances, certain standard equipment can be added to and deleted from GM vehicles during the ordering and manufacturing process by retail, fleet and rental customers.  It is the rental account's responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee in a clear and unambiguous writing when disposing of a vehicle.  Rental accounts that use third party build specifications to promote the sale of their unit should be especially careful to ensure the accuracy of that data.  The rental company shall be responsible for, and shall hold GM harmless, from any claim related to incorrect or incomplete descriptions of vehicle content by third party buyers or transferees.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Attachment 3

H.	Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.

I.
General Motors reserves the right to cancel, amend, revise, or revoke any program at any time based on its sole business judgments.  Final decisions in all matters relative to the interpretation of any rule or phase of this activity rests solely with General Motors.

Attachment 3A

YT9 Parameters and Rates
2011 Model Year Program

Vehicle Segment	Depreciation	Depreciation	Comments
Brand ***	$/Month 1st Cycle ***	$/Month 2nd Cycle ***	***

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Attachment 3

***	Attachment 3B
2011 MY Repurchase Rental Minimum Equipment (VN9)
Model	***
Model Code	***
Equipment Group	***
Volume % of Total	***
Standard Equipment	***
Engine	***
Transmission	***
Air Conditioning	***
Air Conditioning, Rear	***
Steering	***
Brakes	***
Electronic Stability Control	***
Windows	***
Door Locks	***
Cruise Control	***
Tilt Wheel	***
Seats	***
Rear Defogger	***
Airbags	***
Radio	***
Wheels	***
Floor Mats	***
Seat Trim/Style	***
Other	***
Required Options – 100%
***

Required Options 0% - 100%
***
***
***
***
***

Excluded Options – 0%
***
***
Exterior Colors

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Attachment 3

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
TOTAL	100%
Interior Colors
***	***
***	***
***	***
TOTAL	100%